The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                    Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                                    CWABS 2006-11
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                Silent Seconds

                           Fixed      $39,453,363

                               Detailed Report

Summary of Loans in Statistical Calculation Pool                       Range
(As of Calculation Date)                                               -----

Total Number of Loans                                 271
Total Outstanding Balance                     $39,453,363
Average Loan Balance                             $145,584      $50,223 to $564,000
WA Mortgage Rate                                   8.168%       6.000% to 12.950%
Net WAC                                            7.659%       5.491% to 12.441%
WA Original Term (months)                             371          180 to 480
WA Remaining Term (months)                            371          180 to 480
WA LTV                                             78.89%        9.00% to 90.00%
  Percentage of Pool with CLTV > 100%               0.00%
  WA Effective LTV (Post MI)                       78.89%

WA FICO                                               635

Secured by (% of pool) 1st Liens                  100.00%
                       2nd Liens                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)   91.15%

  Top 5 States:       Top 5 Prop:        Doc Types:          Purpose Codes        Occ Codes          Grades           Orig PP Term
  -------------       -----------        ----------          -------------        ---------          ------           ------------
TX       18.48%     SFR     62.32%     FULL      78.39%     PUR      59.14%    OO     100.00     A     82.76%       0        8.85%
FL       15.44%     PUD     29.69%     STATED    21.61%     RCO      26.31%                      C-     4.84%      12        5.46%
CA       11.52%     CND      6.52%                          RNC      14.54%                      C      4.62%      24        3.24%
CO        5.43%     CNDP     1.31%                                                               B      4.06%      36       16.99%
IL        4.87%     2 FAM    0.16%                                                               A-     3.72%      60       65.45%


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                     Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                                     CWABS 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                Silent Seconds

                           Fixed      $39,453,363

                               Detailed Report

------------------------------------------------------------------------------------------------------------
                                                   Program
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
15Yr Fixed                      $377,200        2       0.96    $188,600      7.529   180.00     596    80.0
15Yr Fixed - CC                 $103,200        1       0.26    $103,200      9.375   180.00     663    80.0
30Yr Fixed                   $21,494,689      156      54.48    $137,786      8.100   359.42     641    78.9
30Yr Fixed - CC               $7,245,871       52      18.37    $139,344      8.271   359.69     624    80.0
40Yr Fixed                    $3,107,994       20       7.88    $155,400      8.393   479.73     632    76.3
40Yr Fixed - CC               $1,285,355        7       3.26    $183,622      8.443   479.83     618    79.5
30Yr Fixed - IO - 60          $5,839,055       33      14.80    $176,941      8.129   359.78     634    78.7
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                Original Term
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
Fixed 180                       $480,400        3       1.22    $160,133      7.925   180.00     611    80.0
Fixed 360                    $34,579,615      241      87.65    $143,484      8.141   359.54     636    79.1
Fixed 480                     $4,393,348       27      11.14    $162,717      8.408   479.76     628    77.3
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                          Range of Current Balance
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00       $1,485,277       23       3.76     $64,577      9.395   359.44     625    79.4
$75,000.01 - $100,000.00      $4,258,935       49      10.79     $86,917      9.021   371.65     620    80.1
$100,000.01 - $150,000.00    $13,452,762      110      34.10    $122,298      8.428   365.28     627    79.7
$150,000.01 - $200,000.00     $7,015,566       40      17.78    $175,389      7.946   380.34     642    76.2
$200,000.01 - $250,000.00     $5,460,401       25      13.84    $218,416      7.671   378.68     653    78.2
$250,000.01 - $300,000.00     $3,566,674       13       9.04    $274,360      7.945   364.70     638    80.0
$300,000.01 - $350,000.00     $1,283,350        4       3.25    $320,838      7.159   359.75     593    77.9
$350,000.01 - $400,000.00     $1,068,000        3       2.71    $356,000      7.973   400.00     614    80.0
$400,000.01 - $450,000.00       $840,000        2       2.13    $420,000      7.750   360.00     623    80.0
$450,000.01 - $500,000.00       $458,400        1       1.16    $458,400      6.150   360.00     788    80.0
$550,000.01 - $600,000.00       $564,000        1       1.43    $564,000      6.200   360.00     715    80.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                   State
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
Alabama                         $615,457        6       1.56    $102,576      8.120   359.66     619    80.0
Arizona                       $1,021,338        5       2.59    $204,268      7.824   359.59     643    80.5


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                     Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                                     CWABS 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                Silent Seconds

                           Fixed      $39,453,363

                               Detailed Report

------------------------------------------------------------------------------------------------------------
                                                   State
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
California                    $4,546,600       15      11.52    $303,107      7.237   372.38     663    76.3
Colorado                      $2,140,632       13       5.43    $164,664      8.195   382.46     628    80.0
Connecticut                     $262,305        2       0.66    $131,153      8.256   359.46     603    80.0
Florida                       $6,092,502       36      15.44    $169,236      7.857   370.01     656    79.0
Georgia                         $332,583        3       0.84    $110,861     10.298   358.24     583    80.0
Idaho                           $446,393        3       1.13    $148,798      8.809   448.39     637    80.0
Illinois                      $1,921,001       12       4.87    $160,083      7.914   340.53     623    76.6
Indiana                         $421,341        4       1.07    $105,335      8.409   359.00     639    80.0
Iowa                            $121,600        1       0.31    $121,600     11.375   480.00     637    80.0
Kentucky                         $64,000        1       0.16     $64,000      8.450   360.00     642    80.0
Louisiana                       $426,735        4       1.08    $106,684      8.705   359.73     646    80.0
Massachusetts                   $402,000        2       1.02    $201,000      7.306   359.69     668    78.4
Michigan                        $784,132        7       1.99    $112,019      9.213   372.50     646    80.0
Minnesota                       $142,702        1       0.36    $142,702      7.900   359.00     649    80.0
Mississippi                     $358,144        3       0.91    $119,381      8.029   359.67     638    80.0
Missouri                      $1,208,700        9       3.06    $134,300      8.036   384.92     632    79.7
Montana                         $332,800        2       0.84    $166,400      7.934   360.00     692    80.0
Nevada                          $511,707        2       1.30    $255,853      8.228   408.54     600    80.0
New Jersey                      $647,210        3       1.64    $215,737      7.319   359.67     624    75.9
New Mexico                      $351,540        2       0.89    $175,770      9.241   359.61     602    80.0
New York                        $967,750        3       2.45    $322,583      7.792   360.00     614    79.1
North Carolina                  $195,200        2       0.49     $97,600      8.597   431.07     598    80.0
Ohio                          $1,466,456       14       3.72    $104,747      8.653   370.16     629    79.6
Oklahoma                        $764,913        6       1.94    $127,486      8.449   358.22     605    81.6
Oregon                        $1,238,057        7       3.14    $176,865      7.982   380.52     638    80.0
Pennsylvania                    $564,900        6       1.43     $94,150      8.655   323.23     614    79.6
Rhode Island                    $220,000        1       0.56    $220,000      7.375   360.00     600    80.0
South Carolina                  $314,140        3       0.80    $104,713      9.910   358.75     580    80.0
South Dakota                    $100,560        1       0.25    $100,560      8.200   360.00     670    80.0
Tennessee                       $686,790        6       1.74    $114,465      8.648   380.19     657    80.0
Texas                         $7,292,640       69      18.48    $105,690      8.702   368.11     629    80.0
Utah                            $256,320        2       0.65    $128,160      8.250   359.51     596    80.0
Virginia                        $583,029        4       1.48    $145,757      7.892   358.78     592    81.2
Washington                      $973,811        5       2.47    $194,762      7.869   423.60     605    68.3
West Virginia                   $147,680        2       0.37     $73,840      9.855   359.00     600    78.2
Wisconsin                       $408,895        3       1.04    $136,298      8.523   358.76     625    80.0
Wyoming                         $120,800        1       0.31    $120,800      7.500   480.00     584    80.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                     Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                                     CWABS 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                Silent Seconds

                           Fixed      $39,453,363

                               Detailed Report

------------------------------------------------------------------------------------------------------------
                                            Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
<= 50.00                        $560,100        3       1.42    $186,700      6.848   394.52     674    30.1
55.01 - 60.00                   $115,000        1       0.29    $115,000      7.375   359.00     633    57.5
60.01 - 65.00                   $190,000        1       0.48    $190,000      6.150   360.00     675    64.4
70.01 - 75.00                 $2,328,881       16       5.90    $145,555      7.815   365.42     611    74.6
75.01 - 80.00                $35,699,060      246      90.48    $145,118      8.221   371.00     636    80.0
80.01 - 85.00                   $436,436        3       1.11    $145,479      7.742   359.82     614    83.4
85.01 - 90.00                   $123,886        1       0.31    $123,886     10.770   354.00     569    90.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                       Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
5.501 - 6.000                   $158,000        1       0.40    $158,000      6.000   360.00     809    28.0
6.001 - 6.500                 $2,073,304        7       5.26    $296,186      6.280   372.62     708    74.6
6.501 - 7.000                 $2,648,163       15       6.71    $176,544      6.870   341.71     627    79.1
7.001 - 7.500                 $5,201,531       27      13.18    $192,649      7.379   377.85     643    78.7
7.501 - 8.000                $10,053,793       58      25.48    $173,341      7.794   371.87     633    79.8
8.001 - 8.500                 $7,932,844       58      20.11    $136,773      8.311   368.72     635    78.4
8.501 - 9.000                 $4,173,057       35      10.58    $119,230      8.750   363.61     621    79.7
9.001 - 9.500                 $3,051,387       29       7.73    $105,220      9.281   388.41     617    79.8
9.501 - 10.000                $2,450,723       24       6.21    $102,113      9.777   376.30     644    80.0
10.001 - 10.500                 $250,936        3       0.64     $83,645     10.149   400.69     609    80.0
10.501 - 11.000               $1,122,291       10       2.84    $112,229     10.839   358.41     572    81.1
11.001 - 11.500                 $228,800        2       0.58    $114,400     11.246   423.78     616    80.0
11.501 - 12.000                  $51,734        1       0.13     $51,734     11.625   359.00     617    75.0
12.501 - 13.000                  $56,800        1       0.14     $56,800     12.950   360.00     652    80.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                               Property Type
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
SFR                          $24,587,929      174      62.32    $141,310      8.122   367.09     634    78.3
PUD                          $11,713,311       77      29.69    $152,121      8.281   378.35     638    80.0
CND                           $2,573,523       17       6.52    $151,384      8.083   373.36     637    79.4
CNDP                            $517,000        2       1.31    $258,500      8.096   360.00     620    78.4
2 FAM                            $61,600        1       0.16     $61,600      9.250   360.00     622    80.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                     Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                                     CWABS 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                Silent Seconds

                           Fixed      $39,453,363

                               Detailed Report

------------------------------------------------------------------------------------------------------------
                                                  Purpose
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
PUR                          $23,334,381      173      59.14    $134,881      8.413   375.93     636    79.8
RCO                          $10,381,282       61      26.31    $170,185      7.875   365.78     631    77.5
RNC                           $5,737,700       37      14.54    $155,073      7.702   358.60     638    77.6
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                 Occupancy
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
OO                           $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                              Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
121 - 180                       $480,400        3       1.22    $160,133      7.925   180.00     611    80.0
301 - 360                    $34,579,615      241      87.65    $143,484      8.141   359.54     636    79.1
> 360                         $4,393,348       27      11.14    $162,717      8.408   479.76     628    77.3
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
FULL                         $30,927,260      211      78.39    $146,575      8.024   370.72     628    78.9
STATED INCOME                 $8,526,103       60      21.61    $142,102      8.689   370.81     662    79.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
801 - 820                       $158,000        1       0.40    $158,000      6.000   360.00     809    28.0
781 - 800                       $458,400        1       1.16    $458,400      6.150   360.00     788    80.0
741 - 760                       $139,920        1       0.35    $139,920      7.850   360.00     760    80.0
721 - 740                       $661,600        3       1.68    $220,533      8.585   360.00     734    80.0
701 - 720                     $1,933,755       11       4.90    $175,796      7.590   370.36     711    80.0
681 - 700                     $2,147,481       11       5.44    $195,226      7.606   359.84     687    80.0
661 - 680                     $4,895,033       33      12.41    $148,334      7.862   380.22     671    79.4


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                     Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                                     CWABS 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                Silent Seconds

                           Fixed      $39,453,363

                               Detailed Report

------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
641 - 660                     $5,934,986       45      15.04    $131,889      8.188   372.26     651    78.5
621 - 640                     $7,480,505       50      18.96    $149,610      8.225   368.24     629    79.0
601 - 620                     $5,558,762       39      14.09    $142,532      8.150   361.69     609    79.6
581 - 600                     $7,964,244       61      20.19    $130,561      8.545   378.10     591    79.8
561 - 580                       $961,512        7       2.44    $137,359      8.345   378.92     574    69.4
541 - 560                       $771,522        5       1.96    $154,304      8.409   359.90     550    77.0
521 - 540                       $387,643        3       0.98    $129,214     10.894   357.47     531    80.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                   Grade
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
A                            $32,651,520      227      82.76    $143,839      8.178   368.74     638    79.2
A-                            $1,468,298        7       3.72    $209,757      7.439   389.15     598    70.4
B                             $1,601,153       10       4.06    $160,115      8.149   405.63     625    78.1
C                             $1,823,454       11       4.62    $165,769      8.028   359.66     636    80.1
C-                            $1,908,939       16       4.84    $119,309      8.703   372.17     614    80.0
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                              Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
0                             $3,491,758       26       8.85    $134,298      9.028   382.65     623    78.6
12                            $2,154,866        8       5.46    $269,358      8.189   376.23     609    79.6
24                            $1,279,377       10       3.24    $127,938      8.465   359.61     640    80.0
36                            $6,704,743       48      16.99    $139,682      8.318   373.96     643    79.5
60                           $25,822,619      179      65.45    $144,260      7.996   368.39     636    78.7
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                       Interest Only Period (months)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
0                            $33,614,308      238      85.20    $141,237      8.175   372.64     635    78.9
60                            $5,839,055       33      14.80    $176,941      8.129   359.78     634    78.7
------------------------------------------------------------------------------------------------------------
                             $39,453,363      271     100.00    $145,584      8.168   370.74     635    78.9
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Silent Seconds
Aggregate
                            UPB                               %
Silent Seconds (Only)                        $39,453,362.99     8.64%
Total (Entire Pool)                         $456,451,475.74

Resulting OCLTV
                            OCLTV
Silent Seconds (Only)                                98.26%
Total (Entire Pool)                                  78.56%

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                                  Silent 2nds (Groups 2 & 3)

                                  ARM and Fixed $185,633,711

                                       Detailed Report

Summary of Loans in Statistical Calculation Pool                                       Range
(As of Calculation Date)                                                               -----
Total Number of Loans                                             1,143
Total Outstanding Balance                                  $185,633,711
Average Loan Balance                                           $162,409        $49,986 to $696,000
WA Mortgage Rate                                                 8.454%          5.875% to 12.125%
Net WAC                                                          7.945%          5.366% to 11.616%
ARM Characteristics
        WA Gross Margin                                          6.980%          2.250% to 10.800%
        WA Months to First Roll                                      24                5 to 60
        WA First Periodic Cap                                    1.691%          1.000% to 6.000%
        WA Subsequent Periodic Cap                               1.444%          1.000% to 2.000%
        WA Lifetime Cap                                         15.395%         12.750% to 19.125%
        WA Lifetime Floor                                        8.454%          2.250% to 12.125%
WA Original Term (months)                                           378             180 to 480
WA Remaining Term (months)                                          377             180 to 480
WA LTV                                                           79.58%          34.12% to 95.00%
  Percentage of Pool with CLTV > 100%                             0.00%
  WA Effective LTV (Post MI)                                     79.58%
WA FICO                                                             639
Secured by (% of pool)       1st Liens                          100.00%
Prepayment Penalty at Loan Orig (% of all loans)                 76.71%



---------------------------------------------------------------------------------------------------------------
Top 5 States:   Top 5 Prop:       Doc Types:      Purpose Codes     Occ Codes         Grades       Orig PP Term
-------------   -----------       ----------      -------------     ---------         ------       ------------
CA    21.22%    SFR   68.73%    FULL    55.47%    PUR   85.20%     OO   99.90%     A    89.29%     0    23.29%
FL    14.79%    PUD   18.60%    STATED  44.53%    RCO   12.08%     2H    0.07%     B     3.78%     12    3.56%
TX     5.57%    CND   10.49%                      RNC    2.72%     INV   0.03%     C-    3.34%     24   65.87%
IL     4.78%    2 FAM  1.15%                                                       C     2.47%     36    4.67%
GA     4.60%    CNDP   0.87%                                                       A-    1.06%     60    2.61%
                                                                                   D     0.06%

---------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                                  Silent 2nds (Groups 2 & 3)

                                  ARM and Fixed $185,633,711

                                       Detailed Report

------------------------------------------------------------------------------------------------------------------------------
                                           Program
------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE   LOANS    TOTAL      BALANCE      WAC     TERM  FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                    $1,248,962       5     0.67     $249,792    9.133   359.75   622   80.0
2/28 LIB6M                  $69,712,572     544    37.55     $128,148    8.686   359.58   628   79.7
2/38 LIB6M                  $25,650,600     127    13.82     $201,973    8.493   479.44   642   79.2
2/28 LIB6M - IO - 24         $1,513,925       7     0.82     $216,275    8.626   359.07   645   80.0
2/28 LIB6M - IO - 60        $66,466,598     316    35.81     $210,337    8.247   359.62   651   79.8
3/27 LIB6M                   $3,190,829      24     1.72     $132,951    9.150   359.64   628   79.9
3/37 LIB6M                     $570,622       4     0.31     $142,655    8.862   479.26   600   80.0
3/27 LIB6M - IO - 36           $215,920       1     0.12     $215,920    9.900   357.00   646   80.0
3/27 LIB6M - IO - 60         $1,901,718      11     1.02     $172,883    8.279   359.46   666   79.8
5/25 LIB6M                     $434,999       2     0.23     $217,500    9.172   359.69   635   80.0
5/25 LIB6M - IO - 60           $245,735       1     0.13     $245,735    6.750   359.00   671   80.0
15Yr Fixed                     $416,000       1     0.22     $416,000    7.500   180.00   581   80.0
30Yr Fixed                   $8,894,431      69     4.79     $128,905    8.049   359.79   628   78.4
30Yr Fixed - CC              $1,729,740      13     0.93     $133,057    8.737   360.00   612   79.6
40Yr Fixed                   $1,447,640       8     0.78     $180,955    7.712   480.00   643   74.1
40Yr Fixed - CC                $483,020       3     0.26     $161,007    8.316   480.00   588   80.0
30Yr Fixed - IO - 60         $1,510,400       7     0.81     $215,771    7.036   360.00   670   80.0
------------------------------------------------------------------------------------------------------------------------------
                           $185,633,711   1,143   100.00     $162,409    8.454   377.39   639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                        Original Term
------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE   LOANS    TOTAL      BALANCE      WAC     TERM  FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
ARM 360                    $144,931,258     911    78.07     $159,090    8.493   359.59   639   79.8
ARM 480                     $26,221,222     131    14.13     $200,162    8.501   479.44   641   79.2
Fixed 180                      $416,000       1     0.22     $416,000    7.500   180.00   581   80.0
Fixed 360                   $12,134,571      89     6.54     $136,343    8.021   359.85   631   78.8
Fixed 480                    $1,930,660      11     1.04     $175,515    7.863   480.00   629   75.5
------------------------------------------------------------------------------------------------------------------------------
                           $185,633,711   1,143   100.00     $162,409    8.454   377.39   639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE   LOANS    TOTAL      BALANCE      WAC     TERM  FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00        $149,986       3     0.08      $49,995   10.700   359.67   576   65.8
$50,000.01 - $75,000.00      $6,061,476      92     3.27      $65,886    9.476   363.73   615   79.5
$75,000.01 - $100,000.00    $15,532,636     176     8.37      $88,254    8.910   369.87   615   79.8
$100,000.01 - $150,000.00   $46,344,502     377    24.97     $122,930    8.657   369.90   627   79.7
$150,000.01 - $200,000.00   $38,296,843     222    20.63     $172,508    8.313   379.83   639   79.7
$200,000.01 - $250,000.00   $25,874,154     116    13.94     $223,053    8.209   378.92   642   79.9
$250,000.01 - $300,000.00   $17,993,918      66     9.69     $272,635    8.203   386.74   650   78.7
$300,000.01 - $350,000.00   $12,569,613      39     6.77     $322,298    7.961   384.10   668   79.7
$350,000.01 - $400,000.00    $8,419,545      22     4.54     $382,707    8.511   370.64   656   79.9
$400,000.01 - $450,000.00    $5,454,109      13     2.94     $419,547    7.870   410.72   664   79.6
$450,000.01 - $500,000.00    $4,789,191      10     2.58     $478,919    8.520   371.32   657   77.5



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                                  Silent 2nds (Groups 2 & 3)

                                  ARM and Fixed $185,633,711

                                       Detailed Report

------------------------------------------------------------------------------------------------------------------------------
                                    Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
$500,000.01 - $550,000.00     $525,200      1      0.28     $525,200    7.375   360.00    628   80.0
$550,000.01 - $600,000.00   $2,311,875      4      1.25     $577,969    9.352   420.75    633   80.0
$600,000.01 - $650,000.00     $614,664      1      0.33     $614,664    9.400   360.00    653   80.0
$650,000.01 - $700,000.00     $696,000      1      0.37     $696,000    8.150   359.00    673   80.0
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                             State
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
Alabama                     $1,700,000     14      0.92     $121,429    8.512   383.60    604   80.0
Alaska                        $339,859      2      0.18     $169,929    9.641   359.62    596   80.0
Arizona                     $7,621,850     43      4.11     $177,252    8.069   368.14    658   79.5
California                 $39,382,882    131     21.22     $300,633    8.039   384.49    660   79.1
Colorado                    $6,148,441     35      3.31     $175,670    8.350   379.77    643   80.0
Connecticut                 $1,325,949      9      0.71     $147,328    9.023   388.06    629   79.6
Delaware                      $528,720      4      0.28     $132,180    8.581   359.67    595   80.0
Florida                    $27,452,467    160     14.79     $171,578    8.484   381.08    643   79.6
Georgia                     $8,547,351     66      4.60     $129,505    8.824   374.99    619   80.0
Hawaii                        $450,400      2      0.24     $225,200    8.905   359.48    687   80.0
Idaho                         $677,072      5      0.36     $135,414    8.801   387.12    646   80.0
Illinois                    $8,876,498     60      4.78     $147,942    8.657   386.26    639   78.2
Indiana                     $1,798,046     19      0.97      $94,634    8.440   364.86    617   80.3
Iowa                        $1,242,767     12      0.67     $103,564    9.072   383.85    619   80.0
Kansas                      $1,809,831     17      0.97     $106,461    8.846   364.33    631   79.5
Kentucky                    $1,192,904     12      0.64      $99,409    9.246   359.81    609   79.9
Louisiana                   $1,736,669     13      0.94     $133,590    8.818   359.53    648   80.0
Maine                         $175,500      1      0.09     $175,500    7.250   360.00    671   75.0
Maryland                    $2,892,720     13      1.56     $222,517    8.673   391.89    645   79.9
Massachusetts               $3,867,855     19      2.08     $203,571    8.507   372.79    640   80.2
Michigan                    $5,525,224     49      2.98     $112,760    9.091   375.00    626   79.9
Minnesota                   $3,640,907     22      1.96     $165,496    8.614   378.22    639   80.7
Mississippi                 $1,271,170     11      0.68     $115,561    8.421   384.97    639   80.0
Missouri                    $2,848,639     28      1.53     $101,737    8.811   359.62    608   80.0
Montana                       $727,600      4      0.39     $181,900    8.816   360.00    643   80.0
Nebraska                      $199,200      2      0.11      $99,600    8.810   359.34    614   80.0
Nevada                      $5,970,801     31      3.22     $192,606    8.367   370.67    649   79.9
New Hampshire               $1,802,543     10      0.97     $180,254    7.933   379.86    612   77.4
New Jersey                  $2,029,703      9      1.09     $225,523    8.546   359.78    644   80.0
New Mexico                     $66,759      1      0.04      $66,759    9.500   360.00    637   75.0
New York                    $2,515,267     11      1.35     $228,661    8.182   380.36    662   79.9
North Carolina              $3,104,060     25      1.67     $124,162    8.702   382.18    617   79.6
North Dakota                  $102,920      1      0.06     $102,920    9.500   360.00    628   80.0
Ohio                        $2,907,248     30      1.57      $96,908    8.404   364.55    613   79.7
Oklahoma                    $1,042,330     12      0.56      $86,861    9.274   359.65    598   79.4
Oregon                      $2,250,135     12      1.21     $187,511    8.054   359.79    628   80.0




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                                  Silent 2nds (Groups 2 & 3)

                                  ARM and Fixed $185,633,711

                                       Detailed Report

------------------------------------------------------------------------------------------------------------------------------
                                           State
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                $2,399,329     21      1.29     $114,254    8.763   369.60    621   79.8
Rhode Island                  $936,238      5      0.50     $187,248    8.319   359.30    605   76.3
South Carolina              $1,159,743     11      0.62     $105,431    8.611   390.50    602   80.2
Tennessee                   $2,609,959     21      1.41     $124,284    8.923   359.52    608   79.9
Texas                      $10,336,184    100      5.57     $103,362    9.000   369.97    620   80.0
Utah                        $2,137,274     17      1.15     $125,722    8.398   401.43    626   80.3
Vermont                        $98,400      1      0.05      $98,400    8.400   360.00    600   80.0
Virginia                    $4,009,259     23      2.16     $174,316    8.313   367.23    639   79.8
Washington                  $6,690,308     37      3.60     $180,819    8.041   383.20    623   79.9
West Virginia                 $207,786      2      0.11     $103,893   10.144   359.46    594   80.0
Wisconsin                   $1,073,775      8      0.58     $134,222    8.433   359.28    622   80.0
Wyoming                       $203,168      2      0.11     $101,584    8.586   435.89    614   80.0
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                    Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $571,500      4      0.31     $142,875    7.703   420.89    530   40.3
50.01 - 55.00                 $295,000      1      0.16     $295,000    6.650   480.00    590   50.9
55.01 - 60.00                 $744,694      3      0.40     $248,231    8.678   359.33    687   56.4
65.01 - 70.00                 $562,454      2      0.30     $281,227    7.259   426.54    652   67.5
70.01 - 75.00               $5,238,789     38      2.82     $137,863    8.234   369.54    619   75.0
75.01 - 80.00             $176,780,973  1,087     95.23     $162,632    8.466   377.38    639   80.0
80.01 - 85.00                 $748,767      5      0.40     $149,753    8.097   358.86    613   82.5
85.01 - 90.00                 $610,340      2      0.33     $305,170    9.438   360.00    682   88.5
90.01 - 95.00                  $81,193      1      0.04      $81,193   10.600   359.00    565   95.0
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                               Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                 $332,000      1      0.18     $332,000    5.875   360.00    715   80.0
6.001 - 6.500               $1,323,570      7      0.71     $189,081    6.231   359.76    674   80.0
6.501 - 7.000               $8,713,168     42      4.69     $207,456    6.847   367.37    647   78.4
7.001 - 7.500              $19,614,713     95     10.57     $206,471    7.348   367.49    652   79.4
7.501 - 8.000              $30,785,919    171     16.58     $180,035    7.816   383.42    650   79.3
8.001 - 8.500              $38,927,740    228     20.97     $170,736    8.295   375.46    641   79.6
8.501 - 9.000              $40,558,221    250     21.85     $162,233    8.793   385.68    636   79.7
9.001 - 9.500              $26,325,086    186     14.18     $141,533    9.259   378.08    629   79.9
9.501 - 10.000             $12,012,502    101      6.47     $118,936    9.770   372.67    621   79.7
10.001 - 10.500             $4,425,621     36      2.38     $122,934   10.246   365.69    598   79.5
10.501 - 11.000             $1,822,138     19      0.98      $95,902   10.767   359.74    618   80.5
11.001 - 11.500               $310,296      3      0.17     $103,432   11.294   359.77    599   80.0




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                                  Silent 2nds (Groups 2 & 3)

                                  ARM and Fixed $185,633,711

                                       Detailed Report

------------------------------------------------------------------------------------------------------------------------------
                                Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000               $432,750      3      0.23     $144,250   11.839   360.00    592   84.9
12.001 - 12.500                $49,986      1      0.03      $49,986   12.125   359.00    581   76.9
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                        Property Type
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
SFR                       $127,588,585    802     68.73     $159,088    8.468   377.44    638   79.6
PUD                        $34,528,959    198     18.60     $174,389    8.367   378.05    635   79.9
CND                        $19,476,669    121     10.49     $160,964    8.467   376.73    646   79.6
2 FAM                       $2,128,251     13      1.15     $163,712    9.153   359.71    643   79.6
CNDP                        $1,621,247      8      0.87     $202,656    8.332   371.56    683   77.6
4 FAM                         $290,000      1      0.16     $290,000    7.700   480.00    528   34.1
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                          Purpose
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
PUR                       $158,150,987    983     85.20     $160,886    8.517   378.84    640   79.9
RCO                        $22,430,417    130     12.08     $172,542    8.096   367.95    626   77.9
RNC                         $5,052,307     30      2.72     $168,410    8.092   373.84    634   77.4
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                          Occupancy
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
OO                        $185,448,712  1,141     99.90     $162,532    8.454   377.41    639   79.6
2H                            $134,999      1      0.07     $134,999    9.000   359.00    668   80.0
INV                            $50,000      1      0.03      $50,000    9.600   360.00    548   43.5
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                        Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
121 - 180                     $416,000      1      0.22     $416,000    7.500   180.00    581   80.0
301 - 360                 $157,065,829  1,000     84.61     $157,066    8.457   359.61    638   79.7
> 360                      $28,151,882    142     15.17     $198,253    8.457   479.48    640   79.0




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                                  Silent 2nds (Groups 2 & 3)

                                  ARM and Fixed $185,633,711

                                       Detailed Report

------------------------------------------------------------------------------------------------------------------------------
                         Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
FULL STATED INCOME        $102,972,640    706     55.47     $145,854    8.279   373.31    620   79.4
                           $82,661,071    437     44.53     $189,156    8.673   382.47    662   79.7
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                    Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
761 - 780                   $1,838,196      8      0.99     $229,774    8.301   386.66    770   80.0
741 - 760                   $2,069,732     10      1.11     $206,973    8.286   359.64    746   75.6
721 - 740                   $1,946,597     12      1.05     $162,216    7.976   359.42    729   80.0
701 - 720                   $8,625,917     37      4.65     $233,133    7.983   380.83    711   80.0
681 - 700                  $13,457,767     69      7.25     $195,040    8.009   382.92    689   79.9
661 - 680                  $25,193,012    128     13.57     $196,820    8.134   376.55    670   79.9
641 - 660                  $33,625,749    182     18.11     $184,757    8.384   383.20    650   79.7
621 - 640                  $34,493,183    219     18.58     $157,503    8.665   376.04    630   79.9
601 - 620                  $25,852,914    176     13.93     $146,892    8.467   372.89    611   79.8
581 - 600                  $30,500,568    234     16.43     $130,344    8.725   374.10    590   79.5
561 - 580                   $5,483,801     47      2.95     $116,677    9.193   381.53    573   79.8
541 - 560                     $883,274      8      0.48     $110,409    9.759   374.13    549   77.3
521 - 540                   $1,406,802     11      0.76     $127,891    8.859   394.25    530   65.2
501 - 520                     $256,200      2      0.14     $128,100   10.320   360.00    514   72.3
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                            Grade
------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------
A                         $165,748,494  1,008     89.29     $164,433    8.451   376.74    641   79.7
A-                          $1,964,750      9      1.06     $218,306    8.188   379.05    620   76.1
B                           $7,019,800     44      3.78     $159,541    8.359   384.29    618   77.6
C                           $4,587,039     28      2.47     $163,823    8.402   395.85    633   79.7
C-                          $6,197,629     53      3.34     $116,936    8.754   373.16    611   79.6
D                             $116,000      1      0.06     $116,000    9.050   360.00    601   80.0
------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                          Silent 2nds (Groups 2 & 3)

                          ARM and Fixed $185,633,711

                               Detailed Report



-----------------------------------------------------------------------------------------------------------------------------------
                         Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF      % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS     TOTAL      BALANCE      WAC     TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
0                          $43,235,893    279     23.29     $154,967    8.849   379.78    636   79.5
12                          $6,613,946     33      3.56     $200,423    8.648   353.68    638   79.1
24                        $122,276,372    744     65.87     $164,350    8.336   378.14    640   79.7
36                          $8,664,254     51      4.67     $169,887    8.339   371.69    633   79.7
60                          $4,843,246     36      2.61     $134,535    7.861   379.55    629   76.7
-----------------------------------------------------------------------------------------------------------------------------------
                          $185,633,711  1,143    100.00     $162,409    8.454   377.39    639   79.6
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months to Roll                                 (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                  WA         CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION      MTR         BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------


0 - 6              6      $1,248,962      5     0.73   $249,792    9.133   359.75   622   80.0
19 - 24           24    $163,343,695    994    95.44   $164,330    8.477   378.42   639   79.7
32 - 37           35      $5,879,089     40     3.44   $146,977    8.868   371.09   639   79.9
>= 38             59        $680,734      3     0.40   $226,911    8.298   359.44   648   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $171,152,480  1,042   100.00   $164,254    8.494   377.95   639   79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Margin                                       (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000               $245,735      1     0.14   $245,735    6.750   359.00   671   80.0
3.001 - 4.000               $200,000      2     0.12   $100,000    8.228   360.00   618   80.0
4.001 - 5.000             $2,972,736     17     1.74   $174,867    8.123   378.27   641   79.7
5.001 - 6.000            $14,129,446     87     8.26   $162,407    8.047   378.67   646   78.7
6.001 - 7.000            $73,597,166    447    43.00   $164,647    8.195   373.17   639   79.6
7.001 - 8.000            $58,443,630    339    34.15   $172,400    8.670   384.89   642   79.9
8.001 - 9.000            $19,908,573    134    11.63   $148,571    9.313   376.65   631   79.9
9.001 - 10.000            $1,511,195     14     0.88   $107,942   10.400   359.74   619   80.8
10.001 - 11.000             $144,000      1     0.08   $144,000   11.800   360.00   542   80.0
-----------------------------------------------------------------------------------------------------------------------------------
6.980                   $171,152,480  1,042   100.00   $164,254    8.494   377.95   639   79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Maximum Rates                                  (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000           $1,949,636      8     1.14   $243,704    6.901   375.62   655   80.0
13.001 - 13.500           $3,083,813     13     1.80   $237,216    6.966   371.99   678   80.0
13.501 - 14.000           $7,292,043     35     4.26   $208,344    7.149   374.86   654   79.9
14.001 - 14.500          $17,815,775     89    10.41   $200,177    7.502   370.76   650   79.5
14.501 - 15.000          $29,053,293    162    16.98   $179,341    7.950   376.99   651   79.4
15.001 - 15.500          $35,528,533    207    20.76   $171,635    8.335   376.45   642   79.6
15.501 - 16.000          $36,427,524    222    21.28   $164,088    8.844   388.72   634   79.7
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                          Silent 2nds (Groups 2 & 3)

                          ARM and Fixed $185,633,711

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Maximum Rates                                  (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
16.001 - 16.500          $24,196,375    169    14.14   $143,174    9.279    377.95  629   80.0
16.501 - 17.000           $9,712,263     84     5.67   $115,622    9.797    372.55  620   79.7
17.001 - 17.500           $3,798,277     30     2.22   $126,609   10.233    366.66  596   79.4
17.501 - 18.000           $1,552,168     17     0.91    $91,304   10.732    359.70  619   80.5
18.001 - 18.500             $310,296      3     0.18   $103,432   11.294    359.77  599   80.0
18.501 - 19.000             $382,500      2     0.22   $191,250   11.847    360.00  571   86.2
19.001 - 19.500              $49,986      1     0.03    $49,986   12.125    359.00  581   76.9
-----------------------------------------------------------------------------------------------------------------------------------
15.395                  $171,152,480  1,042   100.00   $164,254    8.494    377.95  639   79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Initial Periodic Rate Cap                               (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
 1.000                    $1,248,962      5     0.73   $249,792    9.133    359.75  622   80.0
 1.500                  $147,471,512    915    86.16   $161,171    8.503    377.99  638   79.6
 2.000                    $1,690,642      9     0.99   $187,849    8.247    358.33  671   80.4
 3.000                   $20,303,629    111    11.86   $182,916    8.445    380.84  646   80.0
 6.000                      $437,735      2     0.26   $218,868    7.079    359.00  685   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $171,152,480  1,042   100.00   $164,254    8.494    377.95  639   79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                      Subsequent Periodic Rate Cap                              (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                    $19,533,723    100    11.41   $195,337    8.476    372.73  650   80.0
1.500                   $151,373,022    941    88.44   $160,864    8.499    378.66  638   79.6
2.000                       $245,735      1     0.14   $245,735    6.750    359.00  671   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $171,152,480  1,042   100.00   $164,254    8.494    377.95  639   79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Range of Lifetime Rate Floor                            (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000               $245,735      1     0.14   $245,735    6.750    359.00  671   80.0
5.001 - 6.000               $516,000      3     0.30   $172,000    7.683    398.02  709   80.0
6.001 - 7.000             $8,495,625     40     4.96   $212,391    6.938    363.36  657   80.0
7.001 - 8.000            $45,895,899    242    26.82   $189,652    7.716    377.94  652   79.4
8.001 - 9.000            $74,033,913    436    43.26   $169,803    8.548    381.58  639   79.7
9.001 - 10.000           $35,121,391    261    20.52   $134,565    9.404    376.49  626   79.9
> 10.000                  $6,843,916     59     4.00   $115,999   10.516    363.61  601   80.1
-----------------------------------------------------------------------------------------------------------------------------------
                        $171,152,480  1,042   100.00   $164,254    8.494    377.95  639   79.7
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                         Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                 Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------

                          Silent 2nds (Groups 2 & 3)

                          ARM and Fixed $185,633,711

                               Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                        Next Interest Adjustment Date                           (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
11/06                       $308,242      1     0.18   $308,242    9.300   359.00   633    80.0
12/06                       $940,720      4     0.55   $235,180    9.078   360.00   618    80.0
03/08                     $1,168,680      7     0.68   $166,954    8.393   357.00   614    77.7
04/08                     $7,602,169     37     4.44   $205,464    8.650   392.19   634    80.1
05/08                    $51,018,876    313    29.81   $163,000    8.427   382.53   643    79.7
06/08                   $102,618,010    631    59.96   $162,628    8.486   375.67   639    79.7
07/08                       $935,961      6     0.55   $155,994    8.863   370.41   628    80.0
03/09                       $431,629      3     0.25   $143,876    9.695   395.87   617    80.0
04/09                       $231,483      2     0.14   $115,742    8.837   358.00   606    80.0
05/09                     $1,500,327     12     0.88   $125,027    8.549   359.00   648    80.0
06/09                     $3,715,650     23     2.17   $161,550    8.902   373.91   639    79.8
05/11                       $380,734      2     0.22   $190,367    7.548   359.00   670    80.0
06/11                       $300,000      1     0.18   $300,000    9.250   360.00   620    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $171,152,480  1,042   100.00   $164,254    8.494   377.95   639    79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                        Interest Only Period (months)                           (Excludes 101 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF     % OF    AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE  LOANS    TOTAL    BALANCE      WAC     TERM  FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
 0                     $113,779,415    800    61.29   $142,224    8.596   388.62    30    79.4
24                       $1,513,925      7     0.82   $216,275    8.626   359.07    45    80.0
36                         $215,920      1     0.12   $215,920    9.900   357.00    46    80.0
60                      $70,124,451    335    37.78   $209,327    8.217   359.62    51    79.8
-----------------------------------------------------------------------------------------------------------------------------------
                       $185,633,711  1,143   100.00   $162,409    8.454   377.39    39    79.6
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Silent Seconds
Aggregate
                            UPB                         %
Silent Seconds (Only)                   $185,633,711.22    24.13%
Total (Entire Pool)                     $769,203,367.47

Resulting OCLTV
                            OCLTV
Silent Seconds (Only)                            99.42%
Total (Entire Pool)                              83.34%

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                         Range
(As of Calculation Date)                                                                 -----
Total Number of Loans                                             673
Total Outstanding Balance                                $124,035,865
Average Loan Balance                                         $184,303              $49,986 to $696,000
WA Mortgage Rate                                               8.494%               5.875% to 12.125%
Net WAC                                                        7.985%               5.366% to 11.616%
ARM Characteristics
     WA Gross Margin                                           7.123%               2.250% to 10.800%
     WA Months to First Roll                                       24                    5 to 60
     WA First Periodic Cap                                     1.712%               1.000% to 6.000%
     WA Subsequent Periodic Cap                                1.439%               1.000% to 2.000%
     WA Lifetime Cap                                          15.421%              12.750% to 19.125%
WA Lifetime Floor                                              8.486%               2.250% to 12.125%
WA Original Term (months)                                         378                  360 to 480
WA Remaining Term (months)                                        378                  357 to 480
WA LTV                                                         79.64%               43.48% to 95.00%
  Percentage of Pool with CLTV > 100%                           0.00%
  WA Effective LTV (Post MI)                                   79.64%

WA FICO 641

Secured by (% of pool) 1st Liens                              100.00%

Prepayment Penalty at Loan Orig (% of all loans)               80.31%

  Top 5 States:         Top 5 Prop:        Doc Types:         Purpose Codes          Occ Codes         Grades         Orig PP Term
  ------------          ----------         ---------          -------------          ---------         ------         ------------
CA          27.72%    SFR      67.01%   FULL      50.15%    PUR        92.95%     OO       99.85%    A     89.82%   0        19.69%
FL          17.23%    PUD      19.85%   STATED    49.85%    RCO         5.46%     2H        0.11%    B      3.97%   12        3.38%
TX           4.33%    CND      11.00%                       RNC         1.60%     INV       0.04%    C-     3.31%   24       68.89%
AZ           3.96%    2 FAM     1.08%                                                                C      2.30%   36        4.13%
NV           3.94%    CNDP      1.06%                                                                A-     0.50%   60        3.90%


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                                   Program
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
30Y LIB6M                     $1,084,162        4       0.87    $271,040      9.358   359.72     621    80.0
2/28 LIB6M                   $38,937,837      273      31.39    $142,629      8.739   359.59     631    79.5
2/38 LIB6M                   $17,443,622       73      14.06    $238,954      8.527   479.39     651    79.9
2/28 LIB6M - IO - 24          $1,202,469        5       0.97    $240,494      9.026   358.90     636    80.0
2/28 LIB6M - IO - 60         $54,180,732      246      43.68    $220,247      8.321   359.62     646    79.8
3/27 LIB6M                    $2,082,832       15       1.68    $138,855      9.420   359.61     632    80.0
3/37 LIB6M                      $348,622        3       0.28    $116,207      9.171   478.80     605    80.0
3/27 LIB6M - IO - 36            $215,920        1       0.17    $215,920      9.900   357.00     646    80.0
3/27 LIB6M - IO - 60          $1,624,368        8       1.31    $203,046      8.260   359.36     670    80.0
5/25 LIB6M                      $434,999        2       0.35    $217,500      9.172   359.69     635    80.0
5/25 LIB6M - IO - 60            $245,735        1       0.20    $245,735      6.750   359.00     671    80.0
30Yr Fixed                    $2,836,307       23       2.29    $123,318      7.982   360.00     624    77.3
30Yr Fixed - CC                 $825,840        6       0.67    $137,640      8.499   360.00     620    80.0
40Yr Fixed                      $819,000        4       0.66    $204,750      7.688   480.00     630    69.5
40Yr Fixed - CC                 $243,020        2       0.20    $121,510      8.875   480.00     585    80.0
30Yr Fixed - IO - 60          $1,510,400        7       1.22    $215,771      7.036   360.00     670    80.0
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                Original Term
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
ARM 360                     $100,009,054      555      80.63    $180,196      8.529   359.59     640    79.7
ARM 480                      $17,792,244       76      14.34    $234,108      8.540   479.37     650    79.9
Fixed 360                     $5,172,547       36       4.17    $143,682      7.788   360.00     637    78.5
Fixed 480                     $1,062,020        6       0.86    $177,003      7.960   480.00     619    71.9
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                          Range of Current Balance
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00         $149,986        3       0.12     $49,995     10.700   359.67     576    65.8
$50,000.01 - $75,000.00       $2,803,340       43       2.26     $65,194      9.496   368.37     615    79.5
$75,000.01 - $100,000.00      $6,320,553       71       5.10     $89,022      9.059   368.11     610    79.8
$100,000.01 - $150,000.00    $22,878,699      186      18.45    $123,004      8.892   366.17     623    79.6
$150,000.01 - $200,000.00    $25,366,454      146      20.45    $173,743      8.371   373.96     635    79.9
$200,000.01 - $250,000.00    $19,102,067       86      15.40    $222,117      8.303   381.58     643    79.9
$250,000.01 - $300,000.00    $15,298,009       56      12.33    $273,179      8.263   387.08     653    79.3
$300,000.01 - $350,000.00    $11,303,613       35       9.11    $322,960      8.042   380.15     671    80.0
$350,000.01 - $400,000.00     $7,647,705       20       6.17    $382,385      8.532   371.71     652    79.5
$400,000.01 - $450,000.00     $4,228,509       10       3.41    $422,851      7.908   431.55     677    79.5
$450,000.01 - $500,000.00     $4,789,191       10       3.86    $478,919      8.520   371.32     657    77.5
$500,000.01 - $550,000.00       $525,200        1       0.42    $525,200      7.375   360.00     628    80.0
$550,000.01 - $600,000.00     $2,311,875        4       1.86    $577,969      9.352   420.75     633    80.0



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                          Range of Current Balance
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
$600,000.01 - $650,000.00       $614,664        1       0.50    $614,664      9.400   360.00     653    80.0
$650,000.01 - $700,000.00       $696,000        1       0.56    $696,000      8.150   359.00     673    80.0
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                    State
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
Alabama                       $1,144,596        8       0.92    $143,075      8.567   395.21     598    80.0
Alaska                          $212,000        1       0.17    $212,000      9.650   360.00     582    80.0
Arizona                       $4,916,810       27       3.96    $182,104      8.191   368.68     648    80.0
California                   $34,377,505      111      27.72    $309,707      8.069   384.99     661    79.5
Colorado                      $4,521,315       23       3.65    $196,579      8.466   377.94     633    80.0
Connecticut                     $152,000        1       0.12    $152,000      9.125   480.00     660    80.0
Delaware                        $344,800        2       0.28    $172,400      8.479   359.49     602    80.0
Florida                      $21,370,304      117      17.23    $182,652      8.576   380.65     645    79.8
Georgia                       $4,317,499       29       3.48    $148,879      8.753   370.77     613    80.0
Hawaii                          $450,400        2       0.36    $225,200      8.905   359.48     687    80.0
Idaho                           $438,334        3       0.35    $146,111      9.360   402.43     649    80.0
Illinois                      $3,673,277       21       2.96    $174,918      8.995   374.85     644    76.5
Indiana                         $158,268        2       0.13     $79,134      8.618   359.45     585    80.0
Iowa                            $463,008        5       0.37     $92,602      8.997   386.61     641    80.0
Kansas                          $761,086        7       0.61    $108,727      9.222   370.57     612    79.2
Kentucky                        $618,320        5       0.50    $123,664      9.592   360.00     615    80.0
Louisiana                     $1,636,669       12       1.32    $136,389      8.876   359.50     647    80.0
Maryland                      $1,699,350        6       1.37    $283,225      8.701   414.56     642    80.0
Massachusetts                 $2,060,640        8       1.66    $257,580      8.686   374.26     639    80.0
Michigan                      $3,584,649       30       2.89    $119,488      9.383   383.34     622    80.0
Minnesota                     $1,504,349        9       1.21    $167,150      8.835   359.51     623    80.0
Mississippi                   $1,012,770        9       0.82    $112,530      8.429   371.43     655    80.0
Missouri                      $1,287,160       14       1.04     $91,940      8.932   359.60     598    79.9
Montana                         $727,600        4       0.59    $181,900      8.816   360.00     643    80.0
Nebraska                        $131,200        1       0.11    $131,200      9.100   359.00     617    80.0
Nevada                        $4,890,897       24       3.94    $203,787      8.418   368.71     644    79.9
New Hampshire                   $726,827        4       0.59    $181,707      7.511   391.17     616    74.1
New Jersey                    $1,046,400        3       0.84    $348,800      8.575   359.75     636    80.0
New Mexico                       $66,759        1       0.05     $66,759      9.500   360.00     637    75.0
New York                      $1,465,412        5       1.18    $293,082      8.407   446.04     693    80.0
North Carolina                $1,201,245        9       0.97    $133,472      8.925   378.54     620    80.0
North Dakota                    $102,920        1       0.08    $102,920      9.500   360.00     628    80.0
Ohio                          $1,654,516       17       1.33     $97,324      8.539   359.66     609    79.7
Oklahoma                        $719,635        8       0.58     $89,954      8.903   359.59     606    79.2
Oregon                        $1,866,240       10       1.50    $186,624      8.201   359.83     626    80.0
Pennsylvania                  $1,254,543       11       1.01    $114,049      8.598   359.89     649    80.0
Rhode Island                    $583,978        3       0.47    $194,659      8.558   359.24     602    77.0
South Carolina                  $429,732        4       0.35    $107,433      9.163   388.44     577    80.7



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                                    State
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
Tennessee                     $1,967,828       15       1.59    $131,189      8.995   359.55     607    80.0
Texas                         $5,364,883       47       4.33    $114,146      9.091   369.71     620    80.0
Utah                          $1,392,985       10       1.12    $139,299      8.516   394.04     628    80.4
Vermont                          $98,400        1       0.08     $98,400      8.400   360.00     600    80.0
Virginia                      $2,686,478       14       2.17    $191,891      8.568   363.64     641    79.7
Washington                    $4,016,613       22       3.24    $182,573      8.178   366.50     622    79.8
West Virginia                   $207,786        2       0.17    $103,893     10.144   359.46     594    80.0
Wisconsin                       $598,308        4       0.48    $149,577      8.304   358.87     629    80.0
Wyoming                         $129,568        1       0.10    $129,568      8.550   479.00     593    80.0
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
<= 50.00                        $281,500        3       0.23     $93,833      7.707   360.00     532    46.6
50.01 - 55.00                   $295,000        1       0.24    $295,000      6.650   480.00     590    50.9
55.01 - 60.00                   $584,694        2       0.47    $292,347      8.719   359.15     712    56.5
70.01 - 75.00                 $2,529,806       15       2.04    $168,654      8.231   380.10     622    75.0
75.01 - 80.00               $119,713,505      648      96.52    $184,743      8.506   377.75     642    80.0
80.01 - 85.00                   $550,167        3       0.44    $183,389      7.987   358.45     611    82.3
90.01 - 95.00                    $81,193        1       0.07     $81,193     10.600   359.00     565    95.0
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
5.501 - 6.000                   $332,000        1       0.27    $332,000      5.875   360.00     715    80.0
6.001 - 6.500                   $755,250        3       0.61    $251,750      6.168   359.75     676    80.0
6.501 - 7.000                 $5,936,973       28       4.79    $212,035      6.872   370.89     640    77.8
7.001 - 7.500                $13,143,756       58      10.60    $226,616      7.355   369.52     654    79.7
7.501 - 8.000                $17,088,654       82      13.78    $208,398      7.825   382.65     657    79.7
8.001 - 8.500                $26,333,925      129      21.23    $204,139      8.293   374.32     645    79.5
8.501 - 9.000                $26,796,446      141      21.60    $190,046      8.797   388.48     639    79.8
9.001 - 9.500                $21,145,441      135      17.05    $156,633      9.262   378.54     631    80.0
9.501 - 10.000                $7,649,217       57       6.17    $134,197      9.780   371.73     627    79.6
10.001 - 10.500               $3,119,249       22       2.51    $141,784     10.250   363.81     603    79.3
10.501 - 11.000               $1,302,649       13       1.05    $100,204     10.812   359.75     606    80.9
11.001 - 11.500                 $238,320        2       0.19    $119,160     11.307   360.00     590    80.0
11.501 - 12.000                 $144,000        1       0.12    $144,000     11.800   360.00     542    80.0
12.001 - 12.500                  $49,986        1       0.04     $49,986     12.125   359.00     581    76.9
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                                Property Type
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
SFR                          $83,115,163      459      67.01    $181,079      8.512   379.80     641    79.6
PUD                          $24,622,145      125      19.85    $196,977      8.393   376.09     636    79.9
CND                          $13,638,017       77      11.00    $177,117      8.537   370.98     646    79.5
2 FAM                         $1,343,200        6       1.08    $223,867      9.034   359.81     657    80.0
CNDP                          $1,317,339        6       1.06    $219,557      8.323   374.34     694    80.0
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                   Purpose
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
PUR                         $115,285,619      625      92.95    $184,457      8.520   378.80     643    79.9
RCO                           $6,767,471       39       5.46    $173,525      8.091   366.65     610    77.0
RNC                           $1,982,775        9       1.60    $220,308      8.368   359.16     643    73.8
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                  Occupancy
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
OO                          $123,850,866      671      99.85    $184,577      8.493   377.85     641    79.7
2H                              $134,999        1       0.11    $134,999      9.000   359.00     668    80.0
INV                              $50,000        1       0.04     $50,000      9.600   360.00     548    43.5
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                               Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
301 - 360                   $105,181,601      591      84.80    $177,972      8.492   359.61     640    79.7
> 360                        $18,854,264       82      15.20    $229,930      8.507   479.41     648    79.4
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
FULL                         $62,200,803      380      50.15    $163,686      8.287   371.34     621    79.5
STATED INCOME                $61,835,062      293      49.85    $211,041      8.703   384.34     662    79.8
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
761 - 780                     $1,562,196        6       1.26    $260,366      8.354   391.38     769    80.0
741 - 760                     $1,404,494        6       1.13    $234,082      8.254   359.64     747    71.6
721 - 740                     $1,029,600        5       0.83    $205,920      8.016   359.45     729    80.0
701 - 720                     $6,864,231       25       5.53    $274,569      8.041   383.25     711    80.0
681 - 700                     $9,014,772       41       7.27    $219,872      8.026   387.44     689    79.8
661 - 680                    $17,814,416       80      14.36    $222,680      8.266   376.51     670    80.0
641 - 660                    $22,780,843      108      18.37    $210,934      8.427   385.60     650    79.9
621 - 640                    $24,125,794      137      19.45    $176,101      8.717   376.19     630    79.8
601 - 620                    $16,666,360       96      13.44    $173,608      8.524   370.40     611    79.9
581 - 600                    $18,298,997      131      14.75    $139,687      8.731   372.90     590    79.4
561 - 580                     $3,050,087       25       2.46    $122,003      9.221   385.68     573    79.9
541 - 560                       $490,474        5       0.40     $98,095     10.309   360.00     545    76.3
521 - 540                       $677,402        6       0.55    $112,900      8.848   359.49     531    69.7
501 - 520                       $256,200        2       0.21    $128,100     10.320   360.00     514    72.3
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                    Grade
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
A                           $111,413,353      597      89.82    $186,622      8.492   376.90     644    79.8
A-                              $617,500        4       0.50    $154,375      8.401   359.76     606    74.6
B                             $4,927,086       24       3.97    $205,295      8.281   386.25     619    76.9
C                             $2,855,882       15       2.30    $190,392      8.459   404.65     635    80.2
C-                            $4,106,043       32       3.31    $128,314      8.853   377.35     610    79.5
D                               $116,000        1       0.09    $116,000      9.050   360.00     601    80.0
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                               Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
0                            $24,428,774      128      19.69    $190,850      8.991   380.18     639    79.4
12                            $4,196,082       20       3.38    $209,804      8.935   368.18     645    79.6
24                           $85,449,159      464      68.89    $184,158      8.366   378.23     642    79.9
36                            $5,118,604       25       4.13    $204,744      8.511   365.93     643    80.0
60                            $4,843,246       36       3.90    $134,535      7.861   379.55     629    76.7
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                           Range of Months to Roll        (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                      WA         CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION          MTR         BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                           Range of Months to Roll        (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                      WA         CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION          MTR         BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
0 - 6                  6      $1,084,162        4       0.92    $271,040      9.358   359.72     621    80.0
19 - 24               24    $111,764,660      597      94.88    $187,210      8.506   378.29     642    79.7
32 - 37               35      $4,271,742       27       3.63    $158,213      8.983   369.11     645    80.0
>= 38                 59        $680,734        3       0.58    $226,911      8.298   359.44     648    80.0
------------------------------------------------------------------------------------------------------------
                            $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                               Range of Margin            (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   $245,735        1       0.21    $245,735      6.750   359.00     671    80.0
4.001 - 5.000                 $1,374,820        6       1.17    $229,137      7.937   383.33     664    80.0
5.001 - 6.000                 $7,820,762       39       6.64    $200,532      7.909   370.17     652    78.1
6.001 - 7.000                $46,162,729      233      39.19    $198,123      8.142   372.19     643    79.8
7.001 - 8.000                $40,633,484      203      34.49    $200,165      8.657   386.53     643    79.9
8.001 - 9.000                $19,908,573      134      16.90    $148,571      9.313   376.65     631    79.9
9.001 - 10.000                $1,511,195       14       1.28    $107,942     10.400   359.74     619    80.8
10.001 - 11.000                 $144,000        1       0.12    $144,000     11.800   360.00     542    80.0
------------------------------------------------------------------------------------------------------------
7.123                       $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates        (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
12.501 - 13.000               $1,675,236        6       1.42    $279,206      6.895   378.27     652    80.0
13.001 - 13.500               $2,399,019        9       2.04    $266,558      7.091   375.46     678    80.0
13.501 - 14.000               $4,159,977       19       3.53    $218,946      7.107   369.61     647    79.9
14.001 - 14.500              $12,176,711       54      10.34    $225,495      7.496   369.19     652    79.7
14.501 - 15.000              $18,062,475       86      15.33    $210,029      7.998   376.52     658    79.9
15.001 - 15.500              $25,148,451      124      21.35    $202,810      8.345   374.97     644    79.5
15.501 - 16.000              $23,696,112      124      20.12    $191,098      8.847   392.39     636    79.8
16.001 - 16.500              $19,914,617      127      16.91    $156,808      9.288   377.58     631    80.0
16.501 - 17.000               $6,549,905       50       5.56    $130,998      9.817   369.02     628    79.6
17.001 - 17.500               $2,553,809       17       2.17    $150,224     10.231   364.70     601    79.2
17.501 - 18.000               $1,032,679       11       0.88     $93,880     10.772   359.69     604    81.1
18.001 - 18.500                 $238,320        2       0.20    $119,160     11.307   360.00     590    80.0
18.501 - 19.000                 $144,000        1       0.12    $144,000     11.800   360.00     542    80.0
19.001 - 19.500                  $49,986        1       0.04     $49,986     12.125   359.00     581    76.9
------------------------------------------------------------------------------------------------------------
15.421                      $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                          Initial Periodic Rate Cap       (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
1.000                         $1,084,162        4       0.92    $271,040      9.358   359.72     621    80.0
1.500                        $99,892,021      545      84.80    $183,288      8.531   377.81     641    79.7
2.000                         $1,073,477        5       0.91    $214,695      8.588   358.05     652    80.6
3.000                        $15,313,904       75      13.00    $204,185      8.502   380.02     647    80.0
6.000                           $437,735        2       0.37    $218,868      7.079   359.00     685    80.0
------------------------------------------------------------------------------------------------------------
                            $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                         Subsequent Periodic Rate Cap     (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
1.000                        $14,734,338       67      12.51    $219,915      8.542   372.35     648    80.0
1.500                       $102,821,225      563      87.28    $182,631      8.533   378.49     640    79.7
2.000                           $245,735        1       0.21    $245,735      6.750   359.00     671    80.0
------------------------------------------------------------------------------------------------------------
                            $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                         Range of Lifetime Rate Floor     (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   $245,735        1       0.21    $245,735      6.750   359.00     671    80.0
5.001 - 6.000                   $192,000        1       0.16    $192,000      7.500   359.00     704    80.0
6.001 - 7.000                 $5,731,968       25       4.87    $229,279      7.017   365.09     652    79.9
7.001 - 8.000                $29,129,167      133      24.73    $219,016      7.702   377.13     656    79.8
8.001 - 9.000                $50,521,048      253      42.89    $199,688      8.546   382.00     641    79.6
9.001 - 10.000               $27,323,097      181      23.19    $150,956      9.384   375.81     631    79.9
> 10.000                      $4,658,284       37       3.95    $125,900     10.530   362.50     599    79.8
------------------------------------------------------------------------------------------------------------
                            $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                        Next Interest Adjustment Date     (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
11/06                           $308,242        1       0.26    $308,242      9.300   359.00     633    80.0
12/06                           $775,920        3       0.66    $258,640      9.381   360.00     617    80.0
03/08                           $578,054        4       0.49    $144,514      9.170   357.00     616    80.0
04/08                         $5,923,135       25       5.03    $236,925      8.701   385.38     640    80.1
05/08                        $35,024,682      185      29.73    $189,323      8.450   386.42     644    79.6
06/08                        $69,302,828      377      58.83    $183,827      8.508   373.86     641    79.8
07/08                           $935,961        6       0.79    $155,994      8.863   370.41     628    80.0
03/09                           $431,629        3       0.37    $143,876      9.695   395.87     617    80.0
04/09                           $231,483        2       0.20    $115,742      8.837   358.00     606    80.0
05/09                         $1,165,390        9       0.99    $129,488      8.416   359.00     654    80.0


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

      [LOGO OMITTED] Countrywide                                                   Computational Materials For
--------------------------------------
        SECURITIES CORPORATION                           Countrywide Asset Backed Certificates, Series 2006-11
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

                                             Silent 2nds (Group 3)

                                         ARM and Fixed       $124,035,865

                                                Detailed Report

------------------------------------------------------------------------------------------------------------
                                        Next Interest Adjustment Date     (Excludes 42 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
06/09                         $2,443,240       13       2.07    $187,942      9.141   370.26     649    80.0
05/11                           $380,734        2       0.32    $190,367      7.548   359.00     670    80.0
06/11                           $300,000        1       0.25    $300,000      9.250   360.00     620    80.0
------------------------------------------------------------------------------------------------------------
                            $117,801,298      631     100.00    $186,690      8.530   377.68     642    79.8
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                        Interest Only Period (months)
------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF       % OF     AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE    LOANS      TOTAL     BALANCE        WAC     TERM    FICO     LTV
------------------------------------------------------------------------------------------------------------
0                            $65,056,241      405      52.45    $160,633      8.671   394.34     636    79.4
24                            $1,202,469        5       0.97    $240,494      9.026   358.90     636    80.0
36                              $215,920        1       0.17    $215,920      9.900   357.00     646    80.0
60                           $57,561,234      262      46.41    $219,699      8.279   359.62     648    79.8
------------------------------------------------------------------------------------------------------------
                            $124,035,865      673     100.00    $184,303      8.494   377.82     641    79.6
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Silent Seconds
Aggregate
                            UPB                             %
Silent Seconds (Only)                       $124,035,864.93    31.44%
Total (Entire Pool)                         $394,517,499.48

Resulting OCLTV
                            OCLTV
Silent Seconds (Only)                                99.55%
Total (Entire Pool)                                  85.63%

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

1. By Loan Type     please use more rows if there are other type of loans
----------------------------------------------------------------------------------------------------------------------------------

                                                                              ----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
----------------------------------------------------------------------------------------------------------------------------------
                           444  $102,451,932.77    13.319%   8.571%  13.319%  0.000%     0.858%     1.767%      2.412%     1.991%
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M                2358  $404,453,316.05    52.581%   8.729%  52.581%  0.058%     2.819%     4.609%      5.870%     9.016%
----------------------------------------------------------------------------------------------------------------------------------
3/27 LIB6M                 124   $20,830,598.83     2.708%   8.682%   2.708%  0.000%     0.026%     0.286%      0.334%     0.597%
----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                   35    $7,619,480.18     0.991%   8.685%   0.991%  0.000%     0.217%     0.117%      0.138%     0.110%
----------------------------------------------------------------------------------------------------------------------------------
5/25 LIB6M                  13    $3,532,131.36     0.459%   8.047%   0.459%  0.000%     0.000%     0.021%      0.071%     0.000%
----------------------------------------------------------------------------------------------------------------------------------
FIX                       1266  $230,315,908.28    29.942%   7.751%   0.000%  0.000%     0.867%     2.083%      3.893%     5.466%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
                        6.291%  598   5.677%    1.347%    2.389%    0.522%     3.333%  0.000%  82.828%   8.163%    3.484%
--------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M             30.209%  611  16.390%    5.067%    8.482%    4.084%    17.804%  0.000%  85.799%  35.906%   12.367%
--------------------------------------------------------------------------------------------------------------------------
3/27 LIB6M              1.466%  614   1.212%    0.155%    0.365%    0.274%     0.666%  0.000%  82.956%   1.876%    0.648%
--------------------------------------------------------------------------------------------------------------------------
30Y LIB6M               0.408%  584   0.345%    0.136%    0.375%    0.034%     0.101%  0.000%  82.361%   0.447%    0.364%
--------------------------------------------------------------------------------------------------------------------------
5/25 LIB6M              0.367%  633   0.213%    0.099%    0.059%    0.049%     0.039%  0.000%  78.255%   0.236%    0.045%
--------------------------------------------------------------------------------------------------------------------------
FIX                    17.633%  619  18.034%    3.726%    4.694%    1.519%     1.821%  0.000%  75.910%  20.571%    5.484%
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                     Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
                ---------------------------------------------------------------------------------------------------------------

                                      Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
-------------------------------------------------------------------------------------------------------------------------------
                  1.263%  0.000%  41.597%   5.965%   0.000%       7.659%   12.794%      0.511%  0.000%  0.000%   0.000%  0.000%
-------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M        3.601%  0.000%  40.059%  30.064%   0.000%      23.296%   50.000%      2.094%  0.586%  0.000%  17.023%  0.000%
-------------------------------------------------------------------------------------------------------------------------------
3/27 LIB6M        0.102%  0.000%  38.811%   1.615%   0.000%       1.353%    2.630%      0.078%  0.000%  0.028%   0.886%  0.000%
-------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M         0.072%  0.000%  43.799%   0.456%   0.000%       0.582%    0.861%      0.106%  0.000%  0.000%   0.000%   0.000%
-------------------------------------------------------------------------------------------------------------------------------
5/25 LIB6M        0.179%  0.000%  41.698%   0.198%   0.000%       0.325%    0.380%      0.061%  0.000%  0.000%   0.032%   0.000%
-------------------------------------------------------------------------------------------------------------------------------
FIX               3.607%  0.000%  39.487%  22.183%   0.000%      25.228%   29.281%      0.539%  0.000%  0.000%   2.241%   0.000%
-------------------------------------------------------------------------------------------------------------------------------


2. By Original IO Term   please use more rows if there are other type of IO products
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              -----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
-----------------------------------------------------------------------------------------------------------------------------------
None                      3540  $609,232,638.96    79.203%   8.499%  51.502%  0.058%     4.786%     8.858%     11.522%    14.320%
-----------------------------------------------------------------------------------------------------------------------------------
24 months                   20    $4,506,474.94     0.586%   8.477%   0.586%  0.000%     0.000%     0.000%      0.034%     0.032%
-----------------------------------------------------------------------------------------------------------------------------------
36 months                    1      $215,920.00     0.028%   9.900%   0.028%  0.000%     0.000%     0.000%      0.000%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------
60 months                  679  $155,248,333.57    20.183%   8.057%  17.942%  0.000%     0.000%     0.026%      1.163%     2.826%
-----------------------------------------------------------------------------------------------------------------------------------
120 months                   0            $0.00     0.000%   0.000%   0.000%  0.000%     0.000%     0.000%      0.000%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
None                   39.658%  604  35.998%    8.752%   13.838%    5.009%    15.100%  0.000%  80.766%  53.889%   16.981%
--------------------------------------------------------------------------------------------------------------------------
24 months               0.520%  634   0.198%    0.052%    0.089%    0.049%     0.157%  0.000%  86.521%   0.385%    0.201%
--------------------------------------------------------------------------------------------------------------------------
36 months               0.028%  646   0.000%    0.000%    0.000%    0.000%     0.028%  0.000% 100.000%   0.028%    0.000%
--------------------------------------------------------------------------------------------------------------------------
60 months              16.168%  640   5.675%    1.725%    2.437%    1.424%     8.478%  0.000%  88.156%  12.897%    5.210%
--------------------------------------------------------------------------------------------------------------------------
120 months              0.000%    0   0.000%    0.000%    0.000%    0.000%     0.000%  0.000%   0.000%   0.000%    0.000%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                    Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
               ---------------------------------------------------------------------------------------------------------------

                                     Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
               50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
------------------------------------------------------------------------------------------------------------------------------
None             7.008%  0.000%  39.701%  48.492%   0.000%      49.362%   75.750%      2.947%  0.000%  0.000%   0.000%  0.000%
------------------------------------------------------------------------------------------------------------------------------
24 months        0.000%  0.000%  40.193%   0.359%   0.000%       0.208%    0.488%      0.049%  0.586%  0.000%   0.000%  0.000%
------------------------------------------------------------------------------------------------------------------------------
36 months        0.000%  0.000%  33.963%   0.000%   0.000%       0.000%    0.028%      0.000%  0.000%  0.028%   0.000%  0.000%
------------------------------------------------------------------------------------------------------------------------------
60 months        1.815%  0.000%  41.646%  11.630%   0.000%       8.872%   19.682%      0.393%  0.000%  0.000%  20.183%  0.000%
------------------------------------------------------------------------------------------------------------------------------
120 months       0.000%  0.000%   0.000%   0.000%   0.000%       0.000%    0.000%      0.000%  0.000%  0.000%   0.000%  0.000%
------------------------------------------------------------------------------------------------------------------------------


3. By Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              -----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            4054  $738,030,328.19    95.947%   8.369%  66.666%  0.058%     4.708%     8.710%     12.444%    16.756%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Homes                   31    $5,106,382.55     0.664%   9.453%   0.543%  0.000%     0.050%     0.034%      0.057%     0.101%
-----------------------------------------------------------------------------------------------------------------------------------
Investor Properties        155   $26,066,656.73     3.389%   9.372%   2.849%  0.000%     0.028%     0.140%      0.218%     0.322%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
Owner Occupied         53.271%  610  40.527%    9.986%   14.695%    5.988%    23.763%  0.000%  82.286%  64.619%   21.809%
--------------------------------------------------------------------------------------------------------------------------
2nd Homes               0.422%  625   0.333%    0.021%    0.125%    0.184%     0.000%  0.000%  79.685%   0.354%    0.087%
--------------------------------------------------------------------------------------------------------------------------
Investor Properties     2.681%  649   1.011%    0.522%    1.545%    0.311%     0.000%  0.000%  83.117%   2.226%    0.497%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
                    ---------------------------------------------------------------------------------------------------------------

                                          Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                    50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        8.243%  0.000%  40.137%  58.428%   0.000%      56.369%   95.947%      0.000%  0.488%  0.028%  19.682%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Homes             0.139%  0.000%  41.700%   0.297%   0.000%       0.279%    0.000%      0.000%  0.049%  0.000%   0.109%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
Investor Properties   0.441%  0.000%  38.575%   1.756%   0.000%       1.795%    0.000%      3.389%  0.049%  0.000%   0.393%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------


4. By Documentation
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              -----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                  2818  $465,217,729.75    60.480%   8.212%  38.297%  0.058%     3.105%     6.092%      9.123%    12.569%
-----------------------------------------------------------------------------------------------------------------------------------
Limited Doc                  0            $0.00     0.000%   0.000%   0.000%  0.000%     0.000%     0.000%      0.000%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------
Stated Doc                1422  $303,985,637.72    39.520%   8.713%  31.761%  0.000%     1.681%     2.791%      3.596%     4.610%
-----------------------------------------------------------------------------------------------------------------------------------
No Doc                       0            $0.00     0.000%   0.000%   0.000%  0.000%     0.000%     0.000%      0.000%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      -----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
---------------------------------------------------------------------------------------------------------------------------
Full Doc               29.533%  604  24.633%    7.026%    9.498%    4.841%    13.963%  0.000%  82.012%  39.262%   14.064%
---------------------------------------------------------------------------------------------------------------------------
Limited Doc             0.000%    0   0.000%    0.000%    0.000%    0.000%     0.000%  0.000%   0.000%   0.000%    0.000%
---------------------------------------------------------------------------------------------------------------------------
Stated Doc             26.841%  623  17.239%    3.503%    6.866%    1.641%     9.800%  0.000%  82.732%  27.936%    8.329%
---------------------------------------------------------------------------------------------------------------------------
No Doc                  0.000%    0   0.000%    0.000%    0.000%    0.000%     0.000%  0.000%   0.000%   0.000%    0.000%
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                       Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
                  ---------------------------------------------------------------------------------------------------------------

                                        Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                  50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc           6.235%   0.000%  40.151%  60.480%   0.000%      37.285%   58.428%      1.756%  0.359%  0.000%  11.630%  0.000%
---------------------------------------------------------------------------------------------------------------------------------
Limited Doc        0.000%   0.000%   0.000%   0.000%   0.000%       0.000%    0.000%      0.000%  0.000%  0.000%   0.000%  0.000%
---------------------------------------------------------------------------------------------------------------------------------
Stated Doc         2.588%   0.000%  40.012%   0.000%   0.000%      21.158%   37.520%      1.633%  0.227%  0.028%   8.553%  0.000%
---------------------------------------------------------------------------------------------------------------------------------
No Doc             0.000%   0.000%   0.000%   0.000%   0.000%       0.000%    0.000%      0.000%  0.000%  0.000%   0.000%  0.000%
---------------------------------------------------------------------------------------------------------------------------------


5. Debt-to-Income Ratio Distribution
----------------------------------------------------------------------------------------------------------------------------------

                                                                              ----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
----------------------------------------------------------------------------------------------------------------------------------
<=30                       724  $106,078,739.20    13.791%   8.305%   8.550%  0.007%     0.560%     1.391%      1.904%     2.357%
----------------------------------------------------------------------------------------------------------------------------------
30.01-35.00                534   $84,961,487.68    11.045%   8.449%   7.610%  0.000%     0.534%     1.039%      1.509%     1.421%
----------------------------------------------------------------------------------------------------------------------------------
35.01-40.00                782  $142,749,026.42    18.558%   8.463%  13.457%  0.000%     0.824%     1.638%      2.165%     3.312%
----------------------------------------------------------------------------------------------------------------------------------
40.01-45.00                929  $182,891,776.65    23.777%   8.467%  16.983%  0.023%     0.822%     1.774%      2.770%     4.248%
----------------------------------------------------------------------------------------------------------------------------------
45.01-50.00                908  $172,330,518.81    22.404%   8.504%  16.920%  0.000%     1.233%     2.144%      2.818%     4.149%
----------------------------------------------------------------------------------------------------------------------------------
50.01-55.00                306   $67,992,209.72     8.839%   8.054%   5.233%  0.029%     0.681%     0.805%      1.412%     1.537%
----------------------------------------------------------------------------------------------------------------------------------
55.01-60.00                  0            $0.00     0.000%   0.000%   0.000%  0.000%     0.000%     0.000%      0.000%     0.000%
----------------------------------------------------------------------------------------------------------------------------------
> 60.00                      0            $0.00     0.000%   0.000%   0.000%  0.000%     0.000%     0.000%      0.000%     0.000%
----------------------------------------------------------------------------------------------------------------------------------
Unknown                     57   $12,199,608.99     1.586%   8.256%   1.305%  0.000%     0.133%     0.092%      0.141%     0.156%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
<=30                    7.572%  611   7.317%    1.468%    2.140%    0.915%     1.890%  0.000%  77.451%  13.791%    0.000%
--------------------------------------------------------------------------------------------------------------------------
30.01-35.00             6.543%  613   4.791%    1.124%    1.942%    0.647%     2.416%  0.000%  80.880%  11.045%    0.000%
--------------------------------------------------------------------------------------------------------------------------
35.01-40.00            10.620%  613   7.670%    1.973%    3.020%    0.852%     4.931%  0.000%  81.945%  18.558%    0.000%
--------------------------------------------------------------------------------------------------------------------------
40.01-45.00            14.141%  615   8.779%    2.206%    4.070%    1.537%     6.895%  0.000%  84.857%  23.777%    0.000%
--------------------------------------------------------------------------------------------------------------------------
45.01-50.00            12.060%  607   7.526%    2.706%    3.392%    2.023%     6.529%  0.000%  85.455%   0.027%   22.376%
--------------------------------------------------------------------------------------------------------------------------
50.01-55.00             4.375%  604   5.094%    0.910%    1.373%    0.375%     0.968%  0.000%  77.559%   0.000%    0.016%
--------------------------------------------------------------------------------------------------------------------------
55.01-60.00             0.000%    0   0.000%    0.000%    0.000%    0.000%     0.000%  0.000%   0.000%   0.000%    0.000%
--------------------------------------------------------------------------------------------------------------------------
> 60.00                 0.000%    0   0.000%    0.000%    0.000%    0.000%     0.000%  0.000%   0.000%   0.000%    0.000%
--------------------------------------------------------------------------------------------------------------------------
Unknown                 1.064%  624   0.694%    0.142%    0.428%    0.133%     0.133%  0.000%  81.832%   0.000%    0.000%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
                    ---------------------------------------------------------------------------------------------------------------

                                          Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                    50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
-----------------------------------------------------------------------------------------------------------------------------------
<=30                  0.000%  0.000%  24.551%   9.025%   0.000%       8.978%   13.008%      0.685%  0.009%  0.000%   1.737%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
30.01-35.00           0.000%  0.000%  32.784%   7.002%   0.000%       6.580%   10.794%      0.251%  0.159%  0.028%   1.552%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
35.01-40.00           0.000%  0.000%  37.592%  10.227%   0.000%      10.476%   17.929%      0.545%  0.121%  0.000%   4.276%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
40.01-45.00           0.000%  0.000%  42.637%  13.008%   0.000%      13.163%   22.860%      0.745%  0.096%  0.000%   5.332%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
45.01-50.00           0.000%  0.000%  47.691%  14.048%   0.000%      12.122%   21.820%      0.497%  0.201%  0.000%   5.210%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
50.01-55.00           8.823%  0.000%  52.659%   6.251%   0.000%       6.325%    8.259%      0.441%  0.000%  0.000%   1.815%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
55.01-60.00           0.000%  0.000%   0.000%   0.000%   0.000%       0.000%    0.000%      0.000%  0.000%  0.000%   0.000%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
> 60.00               0.000%  0.000%   0.000%   0.000%   0.000%       0.000%    0.000%      0.000%  0.000%  0.000%   0.000%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
Unknown               0.000%  0.000%   0.000%   0.920%   0.000%       0.799%    1.277%      0.225%  0.000%  0.000%   0.261%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------

Wt. Avg. DTI =         40.096%


6. Silent Seconds
----------------------------------------------------------------------------------------------------------------------------------

                                                                              ----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
----------------------------------------------------------------------------------------------------------------------------------
TRUE                      1143  $185,633,711.22    24.133%   8.454%  22.251%  0.000%     0.074%     0.219%      0.444%     4.272%
----------------------------------------------------------------------------------------------------------------------------------
FALSE                     3097  $583,569,656.25    75.867%   8.396%  47.807%  0.058%     4.712%     8.664%     12.275%    12.907%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
TRUE                   19.124%        1.164%    0.033%    0.141%    0.648%    21.258%  0.000%  98.456%  16.403%    6.649%
--------------------------------------------------------------------------------------------------------------------------
FALSE                  37.250%  603  40.707%   10.497%   16.224%    5.835%     2.505%  0.000%  77.156%  50.795%   15.744%
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                       Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
                  ---------------------------------------------------------------------------------------------------------------

                                        Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                  50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
---------------------------------------------------------------------------------------------------------------------------------
TRUE                0.938%  0.000%  41.145%  13.387%   0.000%       2.916%   24.109%      0.007%  0.197%  0.028%   9.117%  0.000%
---------------------------------------------------------------------------------------------------------------------------------
FALSE               7.886%  0.000%  39.758%  47.094%   0.000%      55.527%   71.838%      3.382%  0.389%  0.000%  11.066%  0.000%
---------------------------------------------------------------------------------------------------------------------------------

Effective Combined LTV (taking into account the silent seconds = 82.297)


7. Credit Grades    please use originator's grades
----------------------------------------------------------------------------------------------------------------------------------

                                                                              ----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
----------------------------------------------------------------------------------------------------------------------------------
A-                         173   $34,979,087.59     4.547%   8.399%   2.892%  0.000%     0.516%     0.675%      1.278%     0.583%
----------------------------------------------------------------------------------------------------------------------------------
B                          333   $60,625,910.89     7.882%   8.447%   4.765%  0.000%     0.804%     1.219%      1.678%     1.373%
----------------------------------------------------------------------------------------------------------------------------------
C                          240   $43,619,603.14     5.671%   8.509%   3.367%  0.029%     0.808%     0.902%      0.587%     1.095%
----------------------------------------------------------------------------------------------------------------------------------
C-                         228   $33,595,028.83     4.368%   8.693%   3.010%  0.000%     0.305%     0.577%      0.797%     1.083%
----------------------------------------------------------------------------------------------------------------------------------
D                           26    $4,023,165.50     0.523%   8.757%   0.410%  0.000%     0.062%     0.148%      0.106%     0.089%
----------------------------------------------------------------------------------------------------------------------------------
PREMIER                    112   $23,935,907.54     3.112%   8.203%   2.227%  0.000%     0.190%     0.426%      0.449%     0.702%
----------------------------------------------------------------------------------------------------------------------------------
PREMIER PLUS              3128  $568,424,663.98    73.898%   8.389%  53.388%  0.029%     2.102%     4.938%      7.823%    12.253%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
A-                      1.496%  581   2.893%    0.725%    0.700%    0.085%     0.092%  0.000%            3.071%    0.923%
--------------------------------------------------------------------------------------------------------------------------
B                       2.807%  585   4.907%    1.024%    0.870%    0.300%     0.734%  0.000%  76.395%   5.530%    1.736%
--------------------------------------------------------------------------------------------------------------------------
C                       2.250%  586   4.088%    0.452%    0.347%    0.169%     0.614%  0.000%  74.242%   3.949%    0.843%
--------------------------------------------------------------------------------------------------------------------------
C-                      1.606%  589   2.070%    0.399%    0.629%    0.348%     0.890%  0.000%  80.066%   3.237%    0.693%
--------------------------------------------------------------------------------------------------------------------------
D                       0.118%  570   0.402%    0.013%    0.014%    0.079%     0.015%  0.000%  67.219%   0.474%    0.035%
--------------------------------------------------------------------------------------------------------------------------
PREMIER                 1.345%  597   1.443%    0.534%    0.963%    0.037%     0.115%  0.000%  79.390%   1.929%    0.693%
--------------------------------------------------------------------------------------------------------------------------
PREMIER PLUS           46.752%  620  26.068%    7.382%   12.841%    5.465%    21.302%  0.000%  84.277%  49.009%   17.470%
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                        Debt-to-Income Ratio     Documentation                    Owner Occupancy             IO Loan Distribution
                  ----------------------------------------------------------------------------------------------------------------

                                         Wt.                 %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                   50.01-55     >55     Avg.   % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
----------------------------------------------------------------------------------------------------------------------------------
A-                  0.446%   0.000%  39.102%   2.731%   0.000%       3.989%    4.379%      0.105%  0.034%  0.000%   0.666%  0.000%
----------------------------------------------------------------------------------------------------------------------------------
B                   0.520%   0.000%  39.041%   5.316%   0.000%       6.081%    7.616%      0.258%  0.000%  0.000%   0.703%  0.000%
----------------------------------------------------------------------------------------------------------------------------------
C                   0.684%   0.000%  39.374%   4.146%   0.000%       4.537%    5.491%      0.121%  0.000%  0.000%   0.276%  0.000%
----------------------------------------------------------------------------------------------------------------------------------
C-                  0.395%   0.000%  38.888%   3.631%   0.000%       2.635%    4.337%      0.030%  0.000%  0.000%   0.321%  0.000%
----------------------------------------------------------------------------------------------------------------------------------
D                   0.014%   0.000%  34.490%   0.446%   0.000%       0.367%    0.509%      0.014%  0.000%  0.000%   0.015%  0.000%
----------------------------------------------------------------------------------------------------------------------------------
PREMIER             0.451%   0.000%  41.422%   1.861%   0.000%       2.492%    3.050%      0.062%  0.073%  0.000%   0.589%  0.000%
----------------------------------------------------------------------------------------------------------------------------------
PREMIER PLUS        6.313%   0.000%  40.380%  42.349%   0.000%      38.342%   70.565%      2.798%  0.479%  0.028%  17.613%  0.000%
----------------------------------------------------------------------------------------------------------------------------------


8. Others
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              -----------------------------------------------------
                        No. of                        % of  Wt. Avg.
                      Mortgage        Principal  Principal    Gross
                         Loans          Balance    Balance   Coupon    % ARM  <= 500  500.1-525  525.1-550   550.1-575  575.1-600
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing         3      $229,316.75     0.030%   9.894%   0.030%  0.000%     0.000%     0.014%      0.007%     0.008%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien                     0            $0.00     0.000%   0.000%   0.000%  0.000%     0.000%     0.000%      0.000%     0.000%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                               FICO                   Effective Combined LTV (includes silent seconds)
                      ----------------------------------------------------------------------------------------------------

                                 Wt.             .                                                 Wt.
                          >600  Avg.    <=80  80.01-85  85.01-90  90.01-95  95.01-100    >100     Avg.     <=45  45.01-50
--------------------------------------------------------------------------------------------------------------------------
Manufactured Housing    0.000%  554   0.030%    0.000%    0.000%    0.000%     0.000%  0.000%  56.097%   0.030%    0.000%
--------------------------------------------------------------------------------------------------------------------------
2nd Lien                0.000%    0   0.000%    0.000%    0.000%    0.000%     0.000%  0.000%   0.000%   0.000%    0.000%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                          Debt-to-Income Ratio    Documentation                    Owner Occupancy             IO Loan Distribution
                     --------------------------------------------------------------------------------------------------------------

                                           Wt.                %            %   % Owner  % Investor   24mth   36mth    60mth  120mth
                     50.01-55     >55     Avg.  % Full  Limited  Refinancing  Occupied  Properties      IO      IO       IO      IO
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing   0.000%  0.000%  27.714%  0.030%   0.000%       0.021%    0.030%      0.000%  0.000%  0.000%   0.000%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------
2nd Lien               0.000%  0.000%   0.000%  0.000%   0.000%       0.000%    0.000%      0.000%  0.000%  0.000%   0.000%  0.000%
-----------------------------------------------------------------------------------------------------------------------------------


9. Loss Coverage Levels  these are not the credit enhancement levels found in termsheet
-------------------------------------------------------------------------------
                                                                       Moody's
                                                                          Loss
                    S&P                                               Coverage
                    LEVELS                                              levels
                    output for                                             for
                    different                                        different
                    ratings                                           ratings
-------------------------------------------------------------------------------
Aaa/AAA
-------------------------------------------------------------------------------
Aa1/AA+
-------------------------------------------------------------------------------
Aa2/AA
-------------------------------------------------------------------------------
Aa3/AA-
-------------------------------------------------------------------------------
A1/A+
-------------------------------------------------------------------------------
A2/A
-------------------------------------------------------------------------------
A3/A-
-------------------------------------------------------------------------------
Baa1/BBB+
-------------------------------------------------------------------------------
Baa2/BBB
-------------------------------------------------------------------------------
Baa3/BBB-
-------------------------------------------------------------------------------
Ba2/BB
-------------------------------------------------------------------------------
B2/B
-------------------------------------------------------------------------------

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

                                                        Debt-to-Income Ratios

------------------------------------------------------------------------------------------------------------------------
                                             CURRENT    # OF     % OF      AVERAGE   GROSS  REMG.          ORIG
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                  BALANCE   LOANS    TOTAL      BALANCE     WAC   TERM  FICO     LTV     DTI
------------------------------------------------------------------------------------------------------------------------
<= 10.00                               $1,188,669.96       7    0.15%  $169,809.99   8.55%    390   640  82.67%   7.30%
------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                         $14,798,690.66     119    1.92%  $124,358.75   8.68%    368   611  78.19%  17.12%
------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00                         $90,091,378.58     598   11.71%  $150,654.48   8.24%    374   611  75.72%  26.00%
------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                        $227,710,514.10    1316   29.60%  $173,032.31   8.46%    377   613  78.22%  35.80%
------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                        $355,222,295.46    1837   46.18%  $193,370.87   8.48%    382   611  80.27%  45.09%
------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                         $67,992,209.72     306    8.84%  $222,196.76   8.05%    385   604  76.58%  52.66%
------------------------------------------------------------------------------------------------------------------------
> 55.00                                        $0.00       0    0.00%        $0.00   0.00%      0     0   0.00%   0.00%
------------------------------------------------------------------------------------------------------------------------
Unknown                               $12,199,608.99      57    1.59%  $214,028.23   8.26%    396   624  81.16%   0.00%
------------------------------------------------------------------------------------------------------------------------
                     TOTAL              $769,203,367    4240  100.00%     $183,858   8.41%    380   611  78.78%  40.10%
------------------------------------------------------------------------------------------------------------------------

The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the nondelivery.

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

BNB Collateral Information                    Originator % Name
--------------------------                    -----------------
Deal Name:                                    1              100% - Countrywide
Bloomberg Ticker:                             2
Asset Class:                                  3
Issuer:
Trustee:                                      Master
                                              Servicer
Lead Manager(s)                               1              100% - Countrywide

Issue Date:


                                       Weighted Average Collateral Characteristics

                                                                                    WA
                      #           Principal      %         WA Loan                 Ave         WA                 Non -       Non
FICO:             Loans           Balance $              Balance $        WAC     FICO       %LTV      % DTI       Prim    SF/PUD
----------------------------------------------------------------------------------------------------------------------------------
NA                    0               $0.00      0             0        0.00%        0      0.00%      0.00%      0.00%     0.00%
below 500             3         $446,044.83      0        148682        9.78%      500     64.93%     45.16%      0.00%     0.06%
500 to 520          148      $26,841,234.68      3        181360        9.42%      511     70.72%     41.35%      0.01%     3.12%
520 to 540          279      $47,961,728.61      6        171906        9.17%      531     73.79%     39.72%      0.07%     5.66%
540 to 560          366      $62,624,776.90      8        171106        9.02%      550     76.94%     40.21%      0.16%     7.57%
560 to 580          519      $86,784,389.76     11        167215        8.76%      570     79.98%     39.88%      0.21%    10.43%
580 to 600          674     $110,911,227.44     14        164557        8.50%      590     78.97%     40.87%      0.26%    13.48%
600 to 620          653     $121,673,011.80     16        186329        8.25%      610     80.30%     40.44%      0.26%    14.05%
620 to 640          532      $93,522,771.35     12        175795        8.27%      631     79.70%     39.46%      0.43%    10.60%
640 to 660          433      $82,061,680.59     11        189519        8.17%      650     80.55%     39.70%      0.71%     9.34%
660 to 680          291      $60,858,666.58      8        209136        7.89%      670     80.90%     40.02%      0.39%     7.10%
680 to 700          156      $30,971,500.65      4        198535        7.86%      689     79.92%     38.62%      0.39%     3.47%
700 to 750          142      $32,916,137.71      4        231804        7.50%      722     77.61%     40.36%      0.28%     3.62%
750 plus             44      $11,630,196.57      2        264323        7.40%      778     71.15%     39.96%      0.22%     1.38%
----------------------------------------------------------------------------------------------------------------------------------
Total              4240           769203367    100        181416        8.41%      611     78.78%     40.09%      3.39%    89.87%
----------------------------------------------------------------------------------------------------------------------------------

FICO Mean:          607                    Median:           604     Std Dev:       52



                     Refi          MI    NINA/No      IO
FICO:             Cachout     Covered        Doc
----------------------------------------------------------
NA                  0.00%       0.00%      0.00%   0.00%
below 500           0.06%       0.00%      0.06%   0.00%
500 to 520          2.99%       0.01%      2.39%   0.00%
520 to 540          5.13%       0.01%      4.23%   0.03%
540 to 560          5.90%       0.04%      5.49%   0.02%
560 to 580          7.25%       0.25%      8.16%   1.51%
580 to 600          8.68%       0.17%     10.61%   2.52%
600 to 620          9.57%       0.72%     10.07%   3.53%
620 to 640          6.11%       0.31%      6.39%   3.15%
640 to 660          4.49%       0.46%      4.84%   3.62%
660 to 680          3.76%       0.27%      3.60%   2.94%
680 to 700          1.72%       0.17%      1.77%   1.38%
700 to 750          2.12%       0.11%      1.89%   1.77%
750 plus            0.66%       0.09%      0.98%   0.33%
----------------------------------------------------------
Total              58.44%       2.60%     60.48%  20.80%
----------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                 0                    WA
                      #            Principal               WA Loan                   Ave           WA                   Non -
LTV:              Loans            Balance $      %      Balance $           WAC    FICO         %LTV        % DTI       Prim
----------------------------------------------------------------------------------------------------------------------------------
Below 50            161       $28,583,808.34      4         177539        7.63%      606       40.92%       36.37%      0.12%
50 to 55             81       $15,530,542.83      2         191735        7.65%      599       52.72%       37.81%      0.04%
55 to 60            115       $24,066,941.18      3         209278        7.47%      609       57.86%       38.76%      0.02%
60 to 65            137       $27,324,006.47      4         199445        7.75%      597       63.01%       39.46%      0.08%
65 to 70            223       $45,855,271.16      6         205629        7.94%      588       68.66%       40.42%      0.17%
70 to 75            329       $63,309,429.15      8         192430        8.14%      591       73.73%       40.09%      0.18%
75 yo 80           1676      $292,644,810.19     38         174609        8.34%      625       79.67%       40.80%      0.40%
80 yo 85            417       $81,489,217.79     11         195418        8.47%      598       84.42%       40.08%      0.52%
85 yo 90            645      $125,402,538.91     16         194423        8.76%      612       89.52%       39.93%      1.54%
90 to 95            279       $44,965,491.72      6         161167        9.57%      607       94.71%       40.28%      0.31%
95 to 100             6          $759,052.41      0         126509        8.96%      605       97.51%       40.58%      0.00%
100 plus            171       $19,272,257.32      3         112703       10.09%      636      100.00%       39.41%      0.00%
----------------------------------------------------------------------------------------------------------------------------------
Total              4240            769203367    100         181416        8.41%      611       78.78%       40.10%      3.39%
----------------------------------------------------------------------------------------------------------------------------------
LTV Mean:        79.30%                      Median         80.00%      Std Dev   0.1260



                     Refi          MI    NINA/No
LTV:              Cachout     Covered        Doc      IO
----------------------------------------------------------
Below 50            3.44%       0.00%      2.22%   0.47%
50 to 55            1.83%       0.00%      1.24%   0.45%
55 to 60            2.74%       0.00%      1.61%   0.21%
60 to 65            3.16%       0.00%      2.12%   0.43%
65 to 70            5.22%       0.00%      3.09%   0.55%
70 to 75            7.01%       0.00%      4.89%   1.17%
75 yo 80           14.39%       0.00%     22.05%  11.71%
80 yo 85            8.76%       0.00%      7.09%   1.78%
85 yo 90           10.45%       0.00%      9.50%   2.53%
90 to 95            1.29%       0.00%      4.41%   1.19%
95 to 100           0.00%       0.10%      0.10%   0.00%
100 plus            0.16%       2.51%      2.15%   0.32%
----------------------------------------------------------
Total              58.44%       2.60%     60.48%  20.80%
----------------------------------------------------------

                                      Weighted Average Collateral Characteristics

                                                                                   WA
                      #           Principal                WA Loan                Ave          WA                 Non -       Non
DTI:              Loans           Balance $      %       Balance $        WAC    FICO        %LTV      % DTI       Prim    SF/PUD
----------------------------------------------------------------------------------------------------------------------------------
below 20            126      $15,987,360.62      2        126884        8.67%     613      78.52%     16.39%      0.29%     1.86%
20 t0 25            218      $30,523,838.53      4        140018        8.35%     608      76.54%     22.85%      0.19%     3.89%
25 to 30            380      $59,567,540.05      8        156757        8.19%     612      75.30%     27.61%      0.21%     7.01%
30 to 35            534      $84,961,487.68     11        159104        8.45%     613      78.35%     32.78%      0.25%    10.12%
35 to 40            782     $142,749,026.42     19        182544        8.46%     613      78.14%     37.59%      0.54%    16.51%
40 to 45            929     $182,891,776.65     24        196870        8.47%     615      79.71%     42.64%      0.75%    21.33%
45 to 50            908     $172,330,518.81     23        189791        8.50%     607      80.86%     47.69%      0.50%    20.03%
50 to 55            306      $67,992,209.72      9        222197        8.05%     604      76.58%     52.66%      0.44%     7.81%
55 to 60              0               $0.00      0             0        0.00%       0       0.00%      0.00%      0.00%     0.00%
60 plus               0               $0.00      0             0        0.00%       0       0.00%      0.00%      0.00%     0.00%
----------------------------------------------------------------------------------------------------------------------------------
Total              4183           757003758    100        180971        8.41%     611      78.74%     40.10%      3.16%    88.57%
----------------------------------------------------------------------------------------------------------------------------------

DTI Mean:        39.05%                       Median        40.37%      Std Dev  0.0901



                       Refi          MI    NINA/No
DTI:                Cachout     Covered        Doc         IO
-------------------------------------------------------------
below 20              1.31%       0.05%      1.25%      0.11%
20 t0 25              2.71%       0.12%      2.59%      0.41%
25 to 30              4.96%       0.22%      5.18%      1.22%
30 to 35              6.58%       0.40%      7.00%      1.74%
35 to 40             10.48%       0.52%     10.23%      4.40%
40 to 45             13.16%       0.42%     13.01%      5.43%
45 to 50             12.12%       0.62%     14.05%      5.41%
50 to 55              6.32%       0.23%      6.25%      1.82%
55 to 60              0.00%       0.00%      0.00%      0.00%
60 plus               0.00%       0.00%      0.00%      0.00%
-------------------------------------------------------------
Total                57.64%       2.56%     59.56%     20.54%
-------------------------------------------------------------

                                      Weighted Average Collateral Characteristics

                                                                                                                              WA
                                                       #       Principal                WA Loan                  Ave          WA
Purpose:                                           Loans       Balance $      %       Balance $          WAC    FICO        %LTV
---------------------------------------------------------------------------------------------------------------------------------
Purchase                                            1769            1769   1769            1769        8.89%     628      83.67%
Refinance  (no Cash)                                 208             208    208             208        8.20%     606      79.64%
Refinance (Rate Term)                                  0               0      0               0        0.00%       0       0.00%
Cash Out Refinance Below 70% LTV                     632             632    632             632        7.68%     596      58.10%
Cash Out Refinance with LTV 70.1% - 75%              267             267    267             267        8.11%     588      73.62%
Cash Out Refinance with LTV 75.1% - 80%              575             575    575             575        8.08%     606      79.24%
Cash Out Refinance with LTV 80.1% - 85%              331             331    331             331        8.34%     598      84.41%
Cash Out Refinance with LTV 85.1% - 90%              393             393    393             393        8.54%     612      89.35%
Cash Out Refinance with LTV > 90%                     65              65     65              65        9.19%     618      95.06%
----------------------------------------------------------------------------------------------------------------------------------
Total                                               4240            4240   4240            4240        8.41%     611      78.78%
----------------------------------------------------------------------------------------------------------------------------------



                                                    % DTI      Non -       Non       Refi          MI    NINA/No
Purpose:                                            % DTI       Prim    SF/PUD    Cachout     Covered        Doc         IO
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                           40.46%      1.54%    32.18%      0.00%       2.37%     19.75%     11.01%
Refinance  (no Cash)                               39.13%      0.05%     3.96%      0.00%       0.07%      3.45%      0.71%
Refinance (Rate Term)                               0.00%      0.00%     0.00%      0.00%       0.00%      0.00%      0.00%
Cash Out Refinance Below 70% LTV                   38.78%      0.39%    14.71%     16.40%       0.00%      9.32%      1.88%
Cash Out Refinance with LTV 70.1% - 75%            39.91%      0.14%     6.49%      7.01%       0.00%      4.22%      0.82%
Cash Out Refinance with LTV 75.1% - 80%            40.64%      0.25%    13.53%     14.39%       0.00%      9.70%      2.82%
Cash Out Refinance with LTV 80.1% - 85%            40.22%      0.31%     8.15%      8.76%       0.00%      6.18%      1.68%
Cash Out Refinance with LTV 85.1% - 90%            40.39%      0.71%     9.47%     10.45%       0.00%      6.67%      1.62%
Cash Out Refinance with LTV > 90%                  41.30%      0.00%     1.39%      1.44%       0.16%      1.20%      0.26%
-----------------------------------------------------------------------------------------------------------------------------
Total                                              40.10%      3.39%    89.87%     58.44%       2.60%     60.48%     20.80%
-----------------------------------------------------------------------------------------------------------------------------

                                      Weighted Average Collateral Characteristics

                                                                                                   WA
                                    #             Principal                WA Loan                Ave          WA
Occupancy Status                Loans             Balance $      %       Balance $        WAC    FICO        %LTV      % DTI
--------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                   4054       $738,030,328.19     96          182050      8.37%     610      78.62%     40.14%
Investment                        155        $26,066,656.73      3          168172      9.37%     649      83.12%     38.58%
2nd/Vacation/other                 31         $5,106,382.55      1          164722      9.45%     625      79.29%     41.70%
--------------------------------------------------------------------------------------------------------------------------------
Total                            4240             769203367    100          181416       0.08     611      78.78%     40.09%
--------------------------------------------------------------------------------------------------------------------------------



                                Non -       Non       Refi          MI    NINA/No
Occupancy Status                 Prim    SF/PUD    Cachout     Covered        Doc        IO
----------------------------------------------------------------------------------------------
Owner Occupied                  0.00%    86.64%     56.37%       2.60%     58.43%     20.20%
Investment                      3.39%     2.78%      1.80%       0.00%      1.76%      0.44%
2nd/Vacation/other              0.00%     0.46%      0.28%       0.00%      0.30%      0.16%
----------------------------------------------------------------------------------------------
Total                           3.39%    89.87%     58.44%       2.60%     60.48%     20.80%
----------------------------------------------------------------------------------------------

                                      Weighted Average Collateral Characteristics

                                                                                                                        WA
                                                       #             Principal                WA Loan                  Ave
Documentation Type:                                Loans             Balance $      %       Balance $        WAC      FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                  2818       $465,217,729.75     60        165088        8.21%       604
Limited Documentation                                  0                 $0.00      0             0        0.00%         0
Stated Documentation with LTV < 70%                  281        $62,214,851.90      8        221405        8.04%       592
Stated Documentation with LTV 70.1% - 75%            115        $25,674,359.75      3        223255        8.45%       603
Stated Documentation with LTV 70.1% - 80%            612       $123,036,457.72     16        201040        8.64%       646
Stated Documentation with LTV 80.1% - 85%            122        $26,948,276.68      4        220888        9.11%       607
Stated Documentation with LTV 85.1% - 90%            221        $52,344,927.39      7        236855        9.20%       622
Stated Documentation with LTV > 90%                   71        $13,766,764.28      2        193898       10.25%       636
No Ratio                                               0                 $0.00      0             0        0.00%         0
NINA                                                   0                 $0.00      0             0        0.00%         0
No Doc                                                 0                 $0.00      0             0        0.00%         0
Other                                                  0                 $0.00      0             0        0.00%         0
---------------------------------------------------------------------------------------------------------------------------------
Total                                               4240             769203367    100        181416        8.41%       611
---------------------------------------------------------------------------------------------------------------------------------



                                                     WA               Non -       Non       Refi        MI    NINA/No
Documentation Type:                                %LTV      % DTI     Prim    SF/PUD    Cachout   Covered        Doc         IO
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                               79.32%     40.15%    1.76%    55.21%     37.28%     2.25%     60.48%     11.99%
Limited Documentation                             0.00%      0.00%    0.00%     0.00%      0.00%     0.00%      0.00%      0.00%
Stated Documentation with LTV < 70%              59.31%     38.56%    0.12%     7.05%      7.08%     0.00%      0.00%      0.73%
Stated Documentation with LTV 70.1% - 75%        73.85%     40.18%    0.08%     3.00%      2.79%     0.00%      0.00%      0.47%
Stated Documentation with LTV 70.1% - 80%        79.78%     40.69%    0.23%    14.07%      4.69%     0.00%      0.00%      5.76%
Stated Documentation with LTV 80.1% - 85%        84.68%     41.38%    0.35%     3.22%      2.58%     0.00%      0.00%      0.44%
Stated Documentation with LTV 85.1% - 90%        89.67%     39.61%    0.72%     6.00%      3.78%     0.00%      0.00%      1.09%
Stated Documentation with LTV > 90%              95.93%     38.96%    0.13%     1.32%      0.24%     0.35%      0.00%      0.32%
No Ratio                                          0.00%      0.00%    0.00%     0.00%      0.00%     0.00%      0.00%      0.00%
NINA                                              0.00%      0.00%    0.00%     0.00%      0.00%     0.00%      0.00%      0.00%
No Doc                                            0.00%      0.00%    0.00%     0.00%      0.00%     0.00%      0.00%      0.00%
Other                                             0.00%      0.00%    0.00%     0.00%      0.00%     0.00%      0.00%      0.00%
----------------------------------------------------------------------------------------------------------------------------------
Total                                            78.78%     40.09%    3.39%    89.87%     58.44%     2.60%     60.48%     20.80%
----------------------------------------------------------------------------------------------------------------------------------

                                      Weighted Average Collateral Characteristics

                                                                                                            WA
                                         #             Principal              WA Loan                      Ave           WA
Property type:                       Loans             Balance $      %     Balance $          WAC        FICO         %LTV
------------------------------------------------------------------------------------------------------------------------------
Single Family                         3261       $575,640,461.87     75        176523        8.39%         610       78.41%
Planned Unit Development (PUD)         563       $115,678,823.94     15        205469        8.35%         615       80.35%
2-4 Unit                                99        $22,499,277.91      3        227265        8.86%         609       76.68%
Townhouse                                0                 $0.00      0             0        0.00%           0        0.00%
Condo                                  314        $55,155,487.00      7        175654        8.54%         624       80.34%
MH                                       3           $229,316.75      0         76439        9.89%         554       56.10%
Other                                    0                 $0.00      0             0        0.00%           0        0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                                 4240             769203367    100        181416        8.41%         611       78.78%
------------------------------------------------------------------------------------------------------------------------------

                                                 Non -       Non       Refi          MI    NINA/No
Property type:                        % DTI       Prim    SF/PUD    Cachout     Covered        Doc      IO
------------------------------------------------------------------------------------------------------------
Single Family                        39.84%      2.18%    74.84%     46.60%       1.84%     45.51%  14.05%
Planned Unit Development (PUD)       40.71%      0.59%    15.04%      7.14%       0.37%      9.70%   3.95%
2-4 Unit                             42.26%      0.24%     0.00%      2.01%       0.21%      1.35%   0.54%
Townhouse                             0.00%      0.00%     0.00%      0.00%       0.00%      0.00%   0.00%
Condo                                40.68%      0.37%     0.00%      2.67%       0.18%      3.89%   2.26%
MH                                   27.71%      0.00%     0.00%      0.02%       0.00%      0.03%   0.00%
Other                                 0.00%      0.00%     0.00%      0.00%       0.00%      0.00%   0.00%
------------------------------------------------------------------------------------------------------------
Total                                40.10%      3.39%    89.87%     58.44%       2.60%     60.48%  20.80%
------------------------------------------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics


                                #                                        WA Loan                                            Non -
UBS:                        Loans             Balance $      %         Balance $       WAC    FICO    % LTV      % DTI       Prim
----------------------------------------------------------------------------------------------------------------------------------
below $50,000                  27         $1,235,518.80      0             45760    10.58%     581   69.64%     34.12%      0.03%
$50,001 to $75,000            355        $22,567,863.70      3             63571    10.00%     598   82.60%     34.55%      0.15%
$75,001 to $100,000           529        $46,433,179.65      6             87775     9.08%     600   81.11%     36.72%      0.30%
$100,001 to $125,000          607        $68,317,258.36      9            112549     8.72%     605   79.25%     38.39%      0.36%
$125,001 to $150,000          508        $69,964,908.92      9            137726     8.64%     604   79.36%     38.45%      0.30%
$150,001 to $200,000          828       $143,289,253.04     19            173055     8.37%     609   78.63%     39.88%      0.45%
$200,001 to $250,000          533       $118,586,129.61     15            222488     8.23%     608   78.12%     40.86%      0.34%
$250,001 to $300,000          316        $86,038,458.90     11            272274     8.21%     611   78.73%     41.41%      0.31%
$300,001 to $350,000          219        $70,926,877.09      9            323867     8.08%     622   78.48%     41.16%      0.47%
$350,001 to $400,000          145        $54,633,882.34      7            376785     8.17%     615   79.24%     42.60%      0.24%
$400,001 to $450,000           73        $30,748,518.05      4            421213     7.72%     641   75.42%     42.18%      0.17%
$450,000 to $500,000           50        $24,113,448.23      3            482269     8.15%     626   77.93%     41.94%      0.13%
$500,001 to $600,000           33        $18,681,913.35      2            566119     8.57%     619   81.33%     41.60%      0.14%
$600,001 to $700,000            5         $3,367,539.54      0            673508     8.14%     656   78.58%     42.64%      0.00%
$700 001 plus                  12        $10,298,617.89      1            858218     8.27%     626   71.18%     39.96%      0.00%
----------------------------------------------------------------------------------------------------------------------------------
Total                        4240             769203367    100            181416     8.41%     611   78.78%     40.11%      3.39%
----------------------------------------------------------------------------------------------------------------------------------
                              Min            $18,500.00    Max     $1,000,000.00



                              Non          Refi        MI    NINA/No
UBS:                         SF/PUD     Cachout   Covered        Doc         IO
---------------------------------------------------------------------------------
below $50,000                0.13%      0.11%       0.03%      0.14%      0.00%
$50,001 to $75,000           2.71%      0.88%       0.43%      2.44%      0.08%
$75,001 to $100,000          5.55%      2.58%       0.46%      4.72%      0.42%
$100,001 to $125,000         8.15%      4.13%       0.27%      6.63%      0.90%
$125,001 to $150,000         8.05%      4.37%       0.48%      6.44%      1.10%
$150,001 to $200,000        16.48%     10.71%       0.38%     11.70%      3.84%
$200,001 to $250,000        13.96%     10.25%       0.23%      9.40%      3.70%
$250,001 to $300,000        10.15%      7.16%       0.10%      5.78%      2.95%
$300,001 to $350,000         8.30%      5.94%       0.17%      4.58%      2.83%
$350,001 to $400,000         6.22%      4.98%       0.05%      3.19%      2.01%
$400,001 to $450,000         3.51%      2.63%       0.00%      2.08%      0.93%
$450,000 to $500,000         2.88%      2.14%       0.00%      1.51%      0.82%
$500,001 to $600,000         2.00%      1.31%       0.00%      1.37%      0.59%
$600,001 to $700,000         0.44%      0.35%       0.00%      0.17%      0.18%
$700 001 plus                1.34%      0.88%       0.00%      0.33%      0.45%
---------------------------------------------------------------------------------
Total                       89.87%     58.44%       2.60%     60.48%     20.80%
---------------------------------------------------------------------------------


                       #                                      WA Loan                                                     Non -
State :            Loans             Balance $      %       Balance $          WAC       FICO       % LTV     % DTI       Prim
--------------------------------------------------------------------------------------------------------------------------------
FL                   572       $102,653,324.77     13          179464        8.45%        612      77.59%     39.82%      0.62%
CA                   556       $167,276,498.39     22          300857        7.80%        625      73.95%     41.15%      0.63%
TX                   327        $38,206,899.73      5          116841        8.72%        612      83.28%     38.33%      0.17%
GA                   201        $28,931,440.05      4          143938        8.86%        604      82.46%     38.43%      0.11%
AZ                   196        $37,110,710.81      5          189340        8.22%        615      78.73%     39.81%      0.17%
IL                   173        $28,441,650.39      4          164403        8.87%        617      82.52%     39.77%      0.13%
MI                   163        $18,451,366.38      2          113199        9.20%        605      83.39%     37.71%      0.09%
NY                   111        $28,683,729.48      4          258412        8.16%        609      75.62%     42.68%      0.16%
VA                   110        $21,913,605.96      3          199215        8.32%        601      79.65%     40.64%      0.15%
WA                   101        $20,228,711.68      3          200284        8.14%        601      80.01%     41.43%      0.02%
MD                   100        $20,894,400.92      3          208944        8.19%        606      78.16%     41.02%      0.08%
PA                    97        $12,043,215.22      2          124157        8.63%        594      80.81%     36.50%      0.07%
MA                    97        $21,674,266.26      3          223446        8.33%        599      73.74%     40.95%      0.07%
NJ                    95        $21,616,351.62      3          227541        8.86%        593      78.34%     41.53%      0.03%
TN                    88        $10,085,537.10      1          114608        9.06%        599      85.77%     38.69%      0.03%
Other               1253       $190,991,658.71     25          152428        8.70%        608      81.64%     39.63%      0.85%
--------------------------------------------------------------------------------------------------------------------------------
Total               4240             769203367    100          181416        8.41%        611      78.78%     40.10%      3.39%
--------------------------------------------------------------------------------------------------------------------------------


                    Non         Refi          MI    NINA/No
State :            SF/PUD    Cachout     Covered        Doc         IO
------------------------------------------------------------------------
FL                 10.80%      7.17%       0.32%      7.26%      2.59%
CA                 19.63%     14.60%       0.04%     10.33%      7.68%
TX                  4.88%      1.58%       0.65%      3.57%      0.18%
GA                  3.69%      1.91%       0.04%      2.78%      0.46%
AZ                  4.62%      3.22%       0.00%      2.94%      1.53%
IL                  2.97%      1.59%       0.19%      2.46%      0.64%
MI                  2.24%      1.03%       0.11%      1.45%      0.27%
NY                  3.11%      2.90%       0.03%      2.03%      0.25%
VA                  2.63%      2.15%       0.02%      1.79%      0.42%
WA                  2.40%      1.72%       0.03%      2.04%      0.76%
MD                  2.68%      2.13%       0.00%      1.88%      0.76%
PA                  1.56%      1.05%       0.02%      1.08%      0.13%
MA                  1.96%      1.90%       0.04%      1.50%      0.41%
NJ                  2.33%      2.05%       0.02%      1.30%      0.23%
TN                  1.30%      0.39%       0.23%      1.05%      0.06%
Other              23.09%     13.06%       0.87%     17.03%      4.41%
------------------------------------------------------------------------
Total              89.87%     58.44%       2.60%     60.48%     20.80%
------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                               #                                   WA Loan                                            Non -
California Breakdown:      Loans             Balance $      %    Balance $       WAC    FICO      % LTV     % DTI      Prim
-----------------------------------------------------------------------------------------------------------------------------
CA North                     145        $39,929,157.23     24       275373     7.80%     619     75.20%    41.25%      0.16%
CA South                     410       $127,198,541.16     76       310240     7.79%     627     73.55%    41.14%      0.47%
-----------------------------------------------------------------------------------------------------------------------------
Total                        555             167127698    100       585614     7.80%     625     73.95%    41.17%      0.63%
-----------------------------------------------------------------------------------------------------------------------------


                               Refi          MI       NINA/No
California Breakdown:       Cachout     Covered           Doc        IO
-------------------------------------------------------------------------
CA North                       3.63%       0.00%        3.04%     1.63%
CA South                      10.98%       0.04%        7.27%     6.03%
-------------------------------------------------------------------------
Total                         14.60%       0.04%       10.31%     7.66%
-------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                                                  WA
                               #             Principal                 WA Loan                   Ave         WA
Fixed/Floating:            Loans             Balance $        %       Balance $          WAC    FICO       %LTV       % DTI
----------------------------------------------------------------------------------------------------------------------------
2 Year ARM                  1758       $269,003,947.89       35          153017        9.00%     597     80.81%      39.21%
2 Year ARM IO                600       $135,449,368.16       18          225749        8.18%     640     80.39%      41.74%
Fixed                       1266       $230,315,908.28       30          181924        7.75%     619     75.45%      39.49%
3 Year ARM                    91        $13,796,421.48        2          151609        8.94%     603     80.29%      37.99%
3 Year ARM IO                 33         $7,034,177.35        1          213157        8.17%     637     79.21%      40.35%
5 Year ARM                    12         $3,286,396.36        0          273866        8.14%     631     74.56%      43.07%
5 Year ARM IO                  1           $245,735.00        0          245735        6.75%     671     80.00%      23.37%
Other                        479       $110,071,412.95       14          229794        8.58%     597     78.72%      41.74%
----------------------------------------------------------------------------------------------------------------------------
Total                       4240             769203367      100          181416        8.41%     611     78.78%      40.10%
----------------------------------------------------------------------------------------------------------------------------



                               Non         Refi          MI    NINA/No
Fixed/Floating:             SF/PUD      Cachout     Covered        Doc      IO
--------------------------------------------------------------------------------
2 Year ARM                  31.68%       16.55%       1.50%     20.49%   0.00%
2 Year ARM IO               15.30%        6.75%       0.30%      9.58%  17.61%
Fixed                       27.35%       25.23%       0.49%     22.18%   2.24%
3 Year ARM                   1.60%        0.88%       0.09%      0.96%   0.00%
3 Year ARM IO                0.84%        0.47%       0.02%      0.66%   0.91%
5 Year ARM                   0.39%        0.32%       0.00%      0.20%   0.00%
5 Year ARM IO                0.03%        0.00%       0.00%      0.00%   0.03%
Other                       12.69%        8.24%       0.21%      6.42%   0.00%
--------------------------------------------------------------------------------
Total                       89.87%       58.44%       2.60%     60.48%  20.80%
--------------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                                                       WA
                                 #             Principal                    WA Loan                   Ave          WA
Months to Rate Reset:        Loans             Balance $         %        Balance $        WAC       FICO        %LTV      % DTI
----------------------------------------------------------------------------------------------------------------------------------
< 13                            35         $7,619,480.18         1         217699        8.68%        584      79.70%     43.80%
13 - 24                       2788       $504,125,102.88        66         180820        8.70%        608      80.31%     40.38%
25 - 36                        136        $23,037,781.28         3         169395        8.64%        615      79.86%     38.85%
37 - 49                          0                 $0.00         0              0        0.00%          0       0.00%      0.00%
49 >=                           15         $4,105,094.85         1         273673        7.95%        639      70.90%     40.57%
N/A                           1266       $230,315,908.28        30         181924        7.75%        619      75.45%     39.49%
----------------------------------------------------------------------------------------------------------------------------------
Total                         4240             769203367       100         181416        8.41%        611      78.78%     40.10%
----------------------------------------------------------------------------------------------------------------------------------



                             Non -           Non          Refi          MI       NINA/No
Months to Rate Reset:         Prim        SF/PUD       Cachout     Covered           Doc         IO
-----------------------------------------------------------------------------------------------------
< 13                         0.11%         0.85%         0.58%       0.00%         0.46%      0.00%
13 - 24                      2.60%        58.45%        30.66%       2.01%        35.87%     17.61%
25 - 36                      0.08%         2.73%         1.57%       0.10%         1.76%      0.91%
37 - 49                      0.00%         0.00%         0.00%       0.00%         0.00%      0.00%
49 >=                        0.06%         0.49%         0.40%       0.00%         0.22%      0.03%
N/A                          0.54%        27.35%        25.23%       0.49%        22.18%      2.24%
-----------------------------------------------------------------------------------------------------
Total                        3.39%        89.87%        58.44%       2.60%        60.48%     20.80%
-----------------------------------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                                                               WA
                                        #             Principal                   WA Loan                     Ave          WA
Interest Only Periods (months)      Loans             Balance $        %        Balance $          WAC       FICO        %LTV
--------------------------------------------------------------------------------------------------------------------------------
0                                    3540       $609,232,638.96       79           172100        8.50%        604      78.46%
1 - 24                                 20         $4,506,474.94        1           225324        8.48%        634      79.89%
25 - 36                                 1           $215,920.00        0           215920        9.90%        646      80.00%
37 - 60                               679       $155,248,333.57       20           228643        8.06%        640      80.01%
61 +                                    0                 $0.00        0                0        0.00%          0       0.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                4240             769203367      100           181416        8.41%        611      78.78%
--------------------------------------------------------------------------------------------------------------------------------



                                             Non -          Non       Refi          MI       NINA/No
Interest Only Periods (months)        %      Prim       SF/PUD    Cachout     Covered           Doc         IO
---------------------------------------------------------------------------------------------------------------
0                                39.70%      2.95%       71.87%     49.36%       2.28%        48.49%      0.00%
1 - 24                           40.19%      0.05%        0.49%      0.21%       0.00%         0.36%      0.59%
25 - 36                          33.96%      0.00%        0.03%      0.00%       0.00%         0.00%      0.03%
37 - 60                          41.65%      0.39%       17.48%      8.87%       0.32%        11.63%     20.18%
61 +                              0.00%      0.00%        0.00%      0.00%       0.00%         0.00%      0.00%
---------------------------------------------------------------------------------------------------------------
Total                            40.10%      3.39%       89.87%     58.44%       2.60%        60.48%     20.80%
---------------------------------------------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics
                                                                                                               WA
                                              #           Principal                WA Loan                    Ave           WA
Lien:                                     Loans           Balance $      %       Balance $        WAC        FICO         %LTV
--------------------------------------------------------------------------------------------------------------------------------
1st Lien                                   4240     $769,203,367.47    100        181416        8.41%         611       78.78%
Second Liens with LTV below 85%               0               $0.00      0             0        0.00%           0        0.00%
Second Liens with LTV 85.1% - 90%             0               $0.00      0             0        0.00%           0        0.00%
Second Liens with LTV 90.1% - 95%             0               $0.00      0             0        0.00%           0        0.00%
Second Liens with LTV above 95%               0               $0.00      0             0        0.00%           0        0.00%
Other                                         0               $0.00      0             0        0.00%           0        0.00%
--------------------------------------------------------------------------------------------------------------------------------
Total                                      4240           769203367    100        181416        8.41%         611       78.78%
--------------------------------------------------------------------------------------------------------------------------------



                                                      Non -           Non           Refi          MI        NINA/No
Lien:                                        % DTI     Prim        SF/PUD        Cachout     Covered            Doc          IO
---------------------------------------------------------------------------------------------------------------------------------
1st Lien                                    40.10%    3.39%        89.87%         58.44%       2.60%         60.48%      20.80%
Second Liens with LTV below 85%              0.00%    0.00%         0.00%          0.00%       0.00%          0.00%       0.00%
Second Liens with LTV 85.1% - 90%            0.00%    0.00%         0.00%          0.00%       0.00%          0.00%       0.00%
Second Liens with LTV 90.1% - 95%            0.00%    0.00%         0.00%          0.00%       0.00%          0.00%       0.00%
Second Liens with LTV above 95%              0.00%    0.00%         0.00%          0.00%       0.00%          0.00%       0.00%
Other                                        0.00%    0.00%         0.00%          0.00%       0.00%          0.00%       0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                       40.10%    3.39%        89.87%         58.44%       2.60%         60.48%      20.80%
---------------------------------------------------------------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                                                 WA
                       #             Principal                       WA Loan                    Ave           WA
Prepayment:        Loans             Balance $          %          Balance $        WAC        FICO         %LTV       % DTI
-----------------------------------------------------------------------------------------------------------------------------
None                1186       $205,167,452.12         27           172991        8.93%         609       80.50%      39.82%
6 Months               0                 $0.00          0                0        0.00%           0        0.00%       0.00%
1 Year               192        $44,521,255.84          6           231882        8.30%         602       74.87%      41.34%
2 Year              2056       $364,299,053.58         47           177188        8.51%         607       79.99%      40.52%
3 Year               417        $72,256,953.24          9           173278        7.84%         614       75.30%      39.08%
5 Year               388        $82,615,817.02         11           212927        7.26%         640       74.36%      39.07%
Other                  1           $342,835.67          0           342836        8.63%         558       70.00%      50.83%
-----------------------------------------------------------------------------------------------------------------------------
Total               4240             769203367        100           181416        8.41%         611       78.78%      40.10%
-----------------------------------------------------------------------------------------------------------------------------



                  Non -        Non       Refi          MI    NINA/No
Prepayment:        Prim     SF/PUD    Cachout     Covered        Doc      IO
-----------------------------------------------------------------------------
None              1.42%      24.25%     15.32%       0.61%     16.02%   4.23%
6 Months          0.00%       0.00%      0.00%       0.00%      0.00%   0.00%
1 Year            0.35%       4.90%      4.27%       0.06%      3.13%   1.09%
2 Year            1.31%      42.00%     22.24%       1.55%     26.36%  13.05%
3 Year            0.15%       8.68%      7.53%       0.09%      6.70%   1.18%
5 Year            0.16%      10.00%      9.04%       0.29%      8.23%   1.26%
Other             0.00%       0.04%      0.04%       0.00%      0.04%   0.00%
-----------------------------------------------------------------------------
Total             3.39%      89.87%     58.44%       2.60%     60.48%  20.80%
-----------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                                                   WA
                             #             Principal                  WA Loan                     Ave           WA
Index:                   Loans             Balance $        %         Balance $      WAC         FICO         %LTV       % DTI
--------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month           2530       $436,435,526.42       57         172504        8.72%        611        80.57%       40.07%
Libor - 1 Month              0                 $0.00        0              0        0.00%          0         0.00%        0.00%
Fixed Rate                1266       $230,315,908.28       30         181924        7.75%        619        75.45%       39.49%
Other                      444       $102,451,932.77       13         230748        8.57%        598        78.65%       41.60%
--------------------------------------------------------------------------------------------------------------------------------
Total                     4240             769203367      100         181416        8.41%        611        78.78%       40.10%
--------------------------------------------------------------------------------------------------------------------------------



                            Non -           Non           Refi          MI       NINA/No
Index:                      Prim         SF/PUD        Cachout     Covered           Doc           IO
-------------------------------------------------------------------------------------------------------
Libor - 6 Month              2.34%         50.68%       25.56%       1.91%        32.33%       18.56%
Libor - 1 Month              0.00%          0.00%        0.00%       0.00%         0.00%        0.00%
Fixed Rate                   0.54%         27.35%       25.23%       0.49%        22.18%        2.24%
Other                        0.51%         11.84%        7.66%       0.21%         5.96%        0.00%
-------------------------------------------------------------------------------------------------------
Total                        3.39%         89.87%       58.44%       2.60%        60.48%       20.80%
-------------------------------------------------------------------------------------------------------

                                       Weighted Average Collateral Characteristics

                                                                                                              WA
                                     #             Principal                     WA Loan                     Ave          WA
Mortgage Insurance:              Loans             Balance $         %         Balance $          WAC       FICO        %LTV
------------------------------------------------------------------------------------------------------------------------------
80 plus LTV with MI                177        $20,031,309.73         3            113171       10.05%        634      99.91%
80 plus LTV without MI            1341       $251,857,248.42        33            187813        8.81%        606      88.79%
below 80  LTV with MI                0                 $0.00         0                 0        0.00%          0       0.00%
Not covered by MI                 2722       $497,314,809.32        65            182702        8.14%        613      72.86%
Other                                0                 $0.00         0                 0        0.00%          0       0.00%
------------------------------------------------------------------------------------------------------------------------------
Total                             4240             769203367       100            181416        8.41%        611      78.78%
------------------------------------------------------------------------------------------------------------------------------




                                          Non -       Non       Refi          MI       NINA/No
Mortgage Insurance:            % DTI       Prim    SF/PUD    Cachout     Covered           Doc            IO
--------------------------------------------------------------------------------------------------------------
80 plus LTV with MI           39.45%      0.00%     2.21%      0.16%       2.60%         2.25%         0.32%
80 plus LTV without MI        40.04%      2.38%    29.47%     20.49%       0.00%        21.00%         5.49%
below 80  LTV with MI          0.00%      0.00%     0.00%      0.00%       0.00%         0.00%         0.00%
Not covered by MI             40.15%      1.01%    58.20%     37.79%       0.00%        37.23%        14.98%
Other                          0.00%      0.00%     0.00%      0.00%       0.00%         0.00%         0.00%
--------------------------------------------------------------------------------------------------------------
Total                         40.10%      3.39%    89.87%     58.44%       2.60%        60.48%        20.80%
--------------------------------------------------------------------------------------------------------------